SECOND AMENDED AND RESTATED
                  AGREEMENT OF LIMITED PARTNERSHIP

                                 OF

           PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP



                      Dated as of July 15, 1999

ARTICLE 1   DEFINED TERMS                                                         1

ARTICLE 2   ORGANIZATIONAL MATTERS                                               15

            Section 2.1 Organization and Continuation                            15

            Section 2.2. Name                                                    15

            Section 2.3. Registered Office and Agent, Principal Office           15

            Section 2.4. Power of Attorney; Compliance with Act                  16

            Section 2.5. Term                                                    18

ARTICLE 3   PURPOSE                                                              18

            Section 3.1. Purpose and Business                                    18

            Section 3.2. Powers 18

ARTICLE 4   CAPITAL CONTRIBUTIONS                                                19

            Section 4.1. Capital Contributions of the Partners                   19

            Section 4.2. Issuances of Additional OP Units and Preferred Units    19

            Section 4.3. Contribution of Proceeds by General Partner             23

            Section 4.4. No Interest; No Return                                  24

            Section 4.5. No Third Party Beneficiaries                            24

ARTICLE 5   DISTRIBUTIONS                                                        24

            Section 5.1. Requirement and Characterization of Distributions       24

            Section 5.2. Distributions Upon Liquidation                          25

ARTICLE 6   ALLOCATIONS                                                          25

            Section 6.1. Allocations of Profits and Losses                       25

            Section 6.2. Mandatory Allocations                                   28

            Section 6.3. Other Allocation Rules                                  32

            Section 6.4. Allocations for Tax Purposes                            32

ARTICLE 7   MANAGEMENT AND OPERATIONS OF BUSINESS                                33

            Section 7.1. Management                                              33

            Section 7.2. Certificate of Limited Partnership                      38

            Section 7.3. Restrictions on General Partner's Authority             38

            Section 7.4. Reimbursement of the General Partner                    38

            Section 7.5. Outside Activities of the General Partner               40

            Section 7.6. Contracts with Affiliates                               41

            Section 7.7. Indemnification                                         42

            Section 7.8. Liability of the General Partner                        45

            Section 7.9. REIT Qualification of the General Partner               46

            Section 7.10. Title to Partnership Assets                            46

ARTICLE 8   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS                           47

            Section 8.1. Limitation of Liability                                 47

            Section 8.2. Management of Business                                  47

            Section 8.3. Outside Activities of Limited Partners                  47

            Section 8.4. Return of Capital                                       48

            Section 8.5. Rights of Limited Partners Relating to the Partnership  48

ARTICLE 9   BOOKS, RECORDS, ACCOUNTING AND REPORTS                               50

            Section 9.1. Records and Accounting                                  50

            Section 9.2. Fiscal Year                                             50

            Section 9.3. Reports                                                 50

ARTICLE 10  TAX MATTERS                                                          51

            Section 10.1. Preparation of Tax Returns                             51

            Section 10.2. Tax Elections                                          51

            Section 10.3. Tax Matters Partner                                    51

            Section 10.4. Organizational Expenses                                52

            Section 10.5. Withholding; Combined Returns                          52

ARTICLE 11  TRANSFERS AND WITHDRAWALS                                            54

            Section 11.1. Transfer                                               54

            Section 11.2. Transfer of General Partner's Partner Interest         54

            Section 11.3. Limited Partners' Rights to Transfer                   54

            Section 11.4. Substituted Limited Partners                           55

            Section 11.5. Assignees                                              56

            Section 11.6. General Provisions                                     57

ARTICLE 12  ADMISSION OF PARTNERS                                                58

            Section 12.1. Admission of Successor General Partner                 58

            Section 12.2. Admission of Additional Limited Partners               58

            Section 12.3. Amendment of Agreement and Certificate of Limited
                          Partnership                                            59

ARTICLE 13  DISSOLUTION, LIQUIDATION AND TERMINATION                             59

            Section 13.1. Dissolution                                            59

            Section 13.2. Winding Up                                             61

            Section 13.3. Negative Capital Accounts                              63

            Section 13.4. Accounting                                             64

            Section 13.5. Deemed Distribution and Recontribution                 65

            Section 13.6. Rights of Partners                                     65

            Section 13.7. Notice of Dissolution                                  65

            Section 13.8. Termination of Partnership and Cancellation of
                          Certificate of Limited Partnership                     66

            Section 13.9. Agreement to Remain in Effect                          66

            Section 13.10. Waiver of Partition                                   66

ARTICLE 14  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS                         66

            Section 14.1. Amendments                                             66

            Section 14.2. Meetings of the Partners                               68

ARTICLE 15  GENERAL PROVISIONS                                                   70

            Section 15.1. Addresses and Notice                                   70

            Section 15.2. Titles and Captions                                    70

            Section 15.3. Pronouns and Plurals                                   70

            Section 15.4. Further Action                                         70

            Section 15.5. Binding Effect                                         70

            Section 15.6. Waiver                                                 70

            Section 15.7. Counterparts                                           71

            Section 15.8. Applicable Law                                         71

            Section 15.9. Invalidity of Provisions                               71

            Section 15.10. Entire Agreement                                      71

                          SECOND AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP

           THIS  SECOND  AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP,

entered into as of July 15,  1999,  by  and  among  JP Realty, Inc., a Maryland corporation ("JP Realty"), as the general partner, and  the Persons whose names are  set  forth  on  EXHIBIT  A  as  attached hereto, as the limited  partners,

together  with any other Persons who become  Partners  in  the  Partnership  as provided herein.

                                   ARTICLE 1

                                 DEFINED TERMS

           Except as otherwise provided herein, the following terms and phrases shall have the meanings set forth below.

           "ACT"  means the Maryland Revised Uniform Partnership Act, as it may

be amended from time to time, and any successor to such statute.

           "ADDITIONAL   LIMITED  PARTNER"  means  a  Person  admitted  to  the

Partnership as a Limited Partner  pursuant  to  Section  4.2  hereof and who is shown as such on the books and records of the Partnership.

           "ADJUSTED CAPITAL ACCOUNT" means the Capital Account  maintained for each Partner for each Partnership Year (i) increased by any amounts  which such

Partner is obligated to restore pursuant to any provision of this Agreement  or otherwise or is deemed to be obligated to restore pursuant to Regulation 1.704-

1(b)(ii)(c) or the penultimate sentences of Regulations <section> 1.704-2(g)(1)

and  1.704-2(i)(5)  and  (ii)  decreased  by the items described in Regulations

<section> 1.704-1(b)(2)(ii)(d)(4), (5), and  (6).   The foregoing definition of

Adjusted  Capital  Account  is  intended  to  comply  with  the  provisions  of

Regulations   <section>   1.704-1(b)(2)(ii)(d)   and   shall   be   interpreted

consistently therewith.

           "AFFILIATE"  means,  with  respect  to  any  Person,  (i) any Person directly or indirectly controlling, controlled by or under common  control with such  Person,  (ii) any Person owning, except if such ownership arises  out  of such Person's engagement  as  an  underwriter  in  a  securities  offering,  or controlling  ten  percent  (10%) or more of the outstanding voting interests of such Person, (iii) any Person  of  which  such  Person  owns,  except  if  such ownership  arises  out  of  such  Person's  engagement  as  an underwriter in a securities  offering,  or  controls  ten  percent (10%) or more of  the  voting interests, or (iv) any officer, director, general  partner  or  trustee of such

Person or of any Person referred to in clauses (i), (ii) and (iii) above.

           "AGGREGATE  RESTORATION AMOUNT" means with respect to the  Obligated

Partners, as a group, the  aggregate  balances  of  the Restoration Amounts, if any, of the Obligated Partners, as determined on the date in question.

           "AGREEMENT"  means  this Second Amended and  Restated  Agreement  of

Limited Partnership, as it may be  amended,  supplemented or restated from time to time.

           "ARTICLES OF INCORPORATION" means the  Amended and Restated Articles of  Incorporation  of the General Partner filed in the  State  of  Maryland  on

September 8, 1993, as amended or restated from time to time.

           "ASSIGNEE" means a Person to whom one or more Partnership Units have been transferred in  a  manner  permitted under this Agreement, but who has not become a Substituted Limited Partner,  and  who  has  the  rights  set forth in

Section 11.5.

           "AVAILABLE  CASH"  means, with respect to any period for which  such calculation is being made, (a)  all  cash  received by the Partnership from any source (including borrowings by the Partnership, cash Capital Contributions and proceeds of the sale, exchange or other disposition  of  all or portions of the

Partnership  assets)  and  any  cash  released  from  working capital,  capital replacement, debt repayment or other reserves less (b)  cash expended, reserved or required for (i) debts and expenses, interest and principal  payments on any indebtedness,  capital  expenditures,  taxes,  fees,  (ii) investments  in  the acquisition,  development,  construction,  expansion or redevelopment  of  real estate or personal property
appurtenant thereto,  or entities which hold direct

or indirect interests in real estate or such personal  property, or (iii) other requirements of the Partnership, including any payments  of any kind to holders of  Preferred  Units,  in  each case as reasonably determined  by  the  General

Partner.  Notwithstanding the  foregoing,  Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made  or  reserves  established,  after commencement  of  the  dissolution  and liquidation of the Partnership.

           "BANKRUPTCY" of a Person  shall  be deemed to have occurred when (a)

the Person commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency  or  other  similar law now or hereafter in effect, (b) the Person is adjudged as bankrupt or  insolvent, or a final  and  nonappealable order for relief under any bankruptcy, insolvency  or similar law now or hereafter in effect has been entered against the Person, (c)

the Person executes  and  delivers  a general assignment for the benefit of the

Person's creditors, (d) the Person files  an answer or other pleading admitting or failing to contest the material allegations  of a petition filed against the

Person in any proceeding of the nature described  in  clause (b) above, (e) the

Person  seeks,  consents  to  or acquiesces in the appointment  of  a  trustee,

receiver or liquidator for the Person or for all or any substantial part of the

Person's properties, (f) any proceeding  seeking liquidation, reorganization or other  relief of or against such Person under  any  bankruptcy,  insolvency  or other similar  law now or hereafter in effect has not been dismissed within one hundred twenty (120)  days  after the commencement thereof, (g) the appointment without  the  Person's consent  or  acquiescence  of  a  trustee,  receiver  or liquidator has  not  been  vacated  or  stayed  within ninety (90) days of such appointment, or (h) an appointment referred to in  clause  (g)  is  not vacated within ninety (90) days after the expiration of any such stay.

           "CAPITAL  ACCOUNT" means, as to any Partner, including a substituted partner who shall, pursuant  to  the  provisions  hereof, acquire a Partnership

Interest,  a  book  account  maintained  in  accordance  with   the   following

provisions:

           (1)  To  each Partner's Capital Account there shall be credited  the amount of cash contributed  by  the Partner, the initial Gross Asset Value of any other asset contributed by  such  Partner  to  the  capital  of the

     Partnership (net of liabilities secured by such contributed property that the  Partnership assumes or takes subject to), such Partner's distributive share of Profits, the amount of any Partnership liabilities assumed by the

     Partner  or  secured by distributed assets that such Partner takes subject to and any other  items in the nature of income or gain that are allocated to such Partner pursuant to Section 6.2 hereof; and


          (2) To each Partner's  Capital  Account  there  shall  be debited the amount  of cash distributed to the Partner, the Gross Asset Value  of  any

     Partnership asset distributed to such Partner pursuant to any provision of this Agreement,  such Partner's distributive share of Losses and any other items in the nature  of  expenses  or  losses  that  are allocated to such

     Partner pursuant to Section 6.2 hereof.


           In  the  event  that  a  Partner's Partnership Interest  or  portion

thereof    is    transferred    within    the    meaning     of     Regulations

<section>  1.704-1(b)(2)(iv)(f),  the  transferee  shall succeed to the Capital

Account  of  the transferor to the extent that it relates  to  the  Partnership

Interest or portion thereof so transferred.

           In  the  event that the Gross Asset Values of Partnership assets are adjusted, as contemplated  in  paragraph (b) or (c) of the definition of "Gross

Asset Value," the Capital Accounts of the Partners shall be adjusted to reflect the aggregate net adjustments as  if the Partnership sold all of its properties for their fair market values and recognized gain or loss for federal income tax purposes equal to the amount of such aggregate net adjustment.

           The foregoing provisions  and the other provisions of this Agreement relating to the maintenance of Capital  Accounts  are  intended  to comply with

Regulations  <section>  1.704-1(b), and shall be interpreted and applied  in  a manner consistent with such Regulations.

           "CAPITAL CONTRIBUTIONS"  means,  with  respect  to  any Partner, any cash,  cash equivalents or the initial Gross Asset Value of any property  other than money  which  such  Partner  contributes or is deemed to contribute to the

Partnership pursuant to Section 4.1 or 4.2 hereof.

           "CERTIFICATE" means the  Certificate of Limited Partnership relating to the Partnership filed in the office  of  the  Maryland  State \Department of

Assessments and Taxation, as amended from time to time in accordance  with  the terms hereof and the Act.

           "CODE"  means  the Internal Revenue Code of 1986, as amended (or any corresponding provision of succeeding law).  Reference to a section of the Code shall be deemed to include a reference to any amendatory or successor provision thereto.

           "COMMON STOCK" means  the  Common Stock, par value $.0001 per share,

of the Company.

           "CONSENT" means the consent  or  approval  of  a  proposed action by

Limited  Partners  given in accordance with Sections 14.1 and 14.2  hereof  and consisting of the affirmative vote of Limited Partners holding no less than 51%

of the Limited Partner  Interests (excluding Partnership Units that may be held by the General Partner or any of its Subsidiaries as a Limited Partner).

           "CONSENTING PARTNERS"  has  the  same  meaning  set forth in Section

13.1.B.

           "CONVERSION FACTOR" means 1.0; PROVIDED THAT in the  event  that the

General Partner (i) declares or pays a dividend on its outstanding REIT  Shares in  REIT  Shares or makes a distribution to all holders of its outstanding REIT

Shares in REIT  Shares,  (ii)  subdivides its outstanding REIT Shares, or (iii)

combines its outstanding REIT Shares  into a smaller number of REIT Shares, the

Conversion Factor shall be adjusted by  multiplying  the Conversion Factor then in effect by a fraction, the numerator of which shall  be  the  number  of REIT

Shares and shares of Excess Stock issued and outstanding on the record date for such  dividend,  distribution,  subdivision  or  combination (assuming for such purposes  that  such  dividend, distribution, subdivision  or  combination  has occurred as of such time),  and  the  denominator  of which shall be the actual number of REIT Shares and shares of Excess Stock (determined  without the above assumption)  issued  and  outstanding  on  the  record date for such  dividend,

distribution,  subdivision or combination.  Any adjustment  to  the  Conversion

Factor shall become  effective  immediately  after  the  effective date of such event retroactive to the record date, if any, for such event.

           "DEBT  SERVICE" means, for any period, the sum of  interest  expense and regularly scheduled  principal amortization for the most recently available trailing twelve-month period.

           "DEPRECIATION"  means, for each Partnership Year, an amount equal to the  federal  income tax depreciation,  amortization  or  other  cost  recovery deduction allowable  with respect to an asset for such year, except that if the

Gross Asset Value of an  asset  differs  from  its  adjusted  basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall  be  an amount which bears the same ratio to such beginning  Gross  Asset

Value as the  federal  income  tax  depreciation,  amortization  or  other cost recovery  deduction  for such year bears to such beginning adjusted tax  basis;

PROVIDED THAT if the federal  income  tax  depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset  Value using any reasonable method selected by the General Partner.

           "EBITDA" means, for any period, the  earnings of the Partnership for such  period  before  interest expense, taxes, depreciation  and  amortization,

determined in each case on a consolidated basis.

           "EFFECTIVE DATE" means the date of this Agreement.

           "EXCESS STOCK"  has  the  meaning  set  forth  in  the  Articles  of

Incorporation.

           "EXCHANGE  AGREEMENT"  means  the  Exchange  Agreement,  dated as of

January  21,  1994, among the General Partner and each of the Limited Partners,

relating to the  rights  of such Limited Partners to exchange Partnership Units for REIT Shares.

           "GAAP" means the  generally accepted accounting principles in effect in the United States.

           "GENERAL PARTNER" means JP Realty, in its individual capacity and in its capacity as general partner  of  the  Partnership,  or  its  successors  as general partner of the Partnership.

           "GENERAL  PARTNER INTEREST" means a Partnership Interest held by the

General Partner that is  a  general  partnership  interest.   A General Partner

Interest  shall  be  expressed  as  a  number  of Partnership Units, with  such

Partnership Units being designated as either OP Units or Preferred Units.

           "GROSS  ASSET  VALUE"  means,  with respect  to  any  asset  of  the

Partnership,  such  asset's adjusted basis for  federal  income  tax  purposes,

except as follows:

          (a) the initial  Gross  Asset  Value  of  any  asset contributed by a

     Partner to the Partnership shall be (i) in the case of any asset described on attached EXHIBIT A, the gross fair market value as described thereto on such  EXHIBIT  A,  and  (ii)  in  the  case  of any other asset  hereafter contributed by a Partner, the gross fair market value of such asset at the time  of  contribution  determined  by  the  General  Partner  using  such reasonable method of valuation as it may adopt.


           (b)  the  Gross  Asset  Values of all Partnership  assets  shall  be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner,  immediately  prior  to  the  following events:


                (i)  a  Capital  Contribution  (other than a de minimis Capital

           Contribution) to the Partnership by a  new  or  existing  Partner as consideration for a Partnership Interest;


                (ii) the distribution by the Partnership to a Partner  of  more than  a  de  minimis amount of Partnership property as consideration for the redemption of a Partnership Interest;


                (iii) the  liquidation of the Partnership within the meaning of

           Regulations <section> 1.704-1(b)(2)(ii)(g).


          (c) the Gross Asset  Values  of Partnership assets distributed to any

     Partner shall be the gross fair market values of such assets as reasonably determined by the General Partner as of the date of distribution.


           At  all  times,  Gross  Asset  Values   shall  be  adjusted  by  any

Depreciation taken into account with respect to the  Partnership's  assets  for purposes  of computing Profits and Losses.  Gross Asset Values shall be further adjusted to  reflect  adjustments  to  Capital Accounts pursuant to Regulations

(section)  1.704-1(b)(2)(iv)(m)  to  the  extent  not  otherwise  reflected  in adjustments to Gross Asset Values.  Any adjustment to the Gross Asset Values of

Partnership  property  shall require an adjustment  to  the  Partners'  Capital

Accounts as described in the definition of "Capital Account."

           "GUARANTEED AMOUNT"  means,  with respect to each Obligated Partner,

the amount, if any, of the Price Capital Corp. $95 million Collateralized Notes due 2001 directly guaranteed by such Obligated  Partner (or its partners in the case of Fairfax Holding, LLC) pursuant to a Limited  Guarantee Agreement, dated

January 21, 1994, by and among the Obligated Partner,  Continental  Bank,  N.A.

and, if applicable, certain partners of the Obligated Partner.

           "IMMEDIATE  FAMILY"  means, with respect to any natural Person, such natural Person's spouse and such  natural Person's natural or adoptive parents,

descendants, nephews, nieces, brothers, and sisters.

           "INCAPACITY" or "INCAPACITATED"  means,  (i)  as  to  any individual

Partner,  death,  total  physical  disability  or entry by a court of competent jurisdiction adjudicating him or her incompetent to manage his or her Person or estate;  (ii)  as  to  any  corporation which is a Partner,  the  filing  of  a certificate or articles of dissolution,  or its equivalent, for the corporation or  the revocation of its charter; (iii) as  to  any  partnership  which  is  a

Partner,  the  dissolution  and  commencement of winding up of the partnership;

(iv) as to any estate which is a Partner,  the distribution by the fiduciary of the estate's entire interest in the Partnership;  (v)  as  to  any trustee of a trust  which  is  a  Partner,  the  termination  of  the  trust  (but  not  the substitution  of  a new trustee); or (vi) as to any Partner, the Bankruptcy  of such Partner.

           "INDEMNITEE"  means  (i)  any Person made a party to a proceeding by reason of his status as (A) a Partner,  (B) a director or officer of a Partner,

or (C) an officer of the Partnership, and  (ii)  such  other Persons (including

Affiliates of the General Partner or the Partnership) as  the  General  Partner

may designate from time to time (whether before or after the event giving  rise to potential liability), in its sole and absolute discretion.

           "IRS"  means  the  Internal  Revenue  Service  of  the United States

Treasury Department.

           "JP REALTY" means JP Realty, Inc., a Maryland corporation.

           "LIMITED  PARTNER"  means any Person named as a Limited  Partner  in

EXHIBIT A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a limited partner in the Partnership.

           "LIMITED PARTNER INTEREST" means a Partnership Interest of a Limited

Partner in the Partnership representing  a  fractional  part of the Partnership

Interests of all Limited Partners (other than holders of  Preferred  Units) and includes  any  and  all  benefits  to  which  the  holder of such a Partnership

Interest  may  be  entitled as provided in this Agreement,  together  with  all obligations of such  Person  to  comply  with  the terms and provisions of this

Agreement.   A  Limited Partner Interest shall be  expressed  as  a  number  of

Partnership Units,  with  such  Partnership Units being designated as either OP

Units or Preferred Units.

           "LIQUIDATION PREFERENCE  AMOUNT"  means,  with respect to a class or series of Preferred Units, the amount that such class  or  series  of Preferred

Units  are  entitled to upon a redemption of Preferred Units or liquidation  of the Partnership,  each  as further described in the applicable Partnership Unit

Designation.

           "LIQUIDATOR" has the meaning set forth in Section 13.2.

           "MARKET VALUE  OF  TOTAL  EQUITY"  means  the  total  value  of  all outstanding Partnership Units, with the value of each Partnership Unit equal to the  product arrived at by multiplying the current market value of a REIT Share by the Conversion Factor.

           "NONRECOURSE DEDUCTIONS" means the nonrecourse deductions as defined in Regulations  <section>  1.704-2(b)(1).  The amount of Nonrecourse Deductions for a Partnership Year equals  the  net  increase,  if  any,  in  the amount of

Partnership   Minimum   Gain  during  such  Partnership  Year  reduced  by  any

distributions  during such  Partnership  Year  of  proceeds  of  a  Nonrecourse

Liability that are  allocable  to  an  increase  in  Partnership  Minimum Gain,

determined  according  to  the  provisions  of Regulations <section> 1.704-2(c)

and 1.704-2(h).

           "NONRECOURSE LIABILITY" means a liability  as defined in Regulations

<section> 1.704-2(b)(3).

           "OBLIGATED PARTNER(S)" means that or those Limited Partner(s) listed as Obligated Partner(s) on EXHIBIT B attached hereto and made a part hereof, as

such  exhibit  may  be amended from time to time by the General  Partner.   Any

successor, assignee or  transferee  of  the  entire  Partnership Interest of an

Obligated Partner shall be considered an Obligated Partner;  provided, however,

that if an Obligated Partner, which is not an individual (an "Entity  Obligated

Partner"), makes a liquidating distribution to an interest holder who is  being allocated a portion of such Entity Obligated Partner's Restoration Amount,  the

General  Partner shall amend EXHIBIT B to add such distributee as an additional

Obligated  Partner  with  a  Restoration  Amount  equal  to  such distributee's allocable share of such Entity Obligated Partner's Restoration  Amount  and the

Restoration   Amount   of   the  Entity  Obligated  Partner  shall  be  reduced

accordingly.

           "OP UNIT" has the meaning set forth in Section 4.2.A.

           "PARTNER"  means  a  General  Partner  or  a  Limited  Partner,  and

"PARTNERS" means the General Partner and the Limited Partners.

           "PARTNER MINIMUM GAIN" means an amount, with respect to each Partner

Nonrecourse Debt, equal to the  Partnership  Minimum  Gain that would result if such  Partner  Nonrecourse  Debt  were  treated  as  a  Nonrecourse  Liability,

determined in accordance with Regulations <section> 1.704-2(i)(3).

           "PARTNER  NONRECOURSE  DEBT"  means  a  liability  as   defined   in

Regulations <section> 1.704-2(b)(4).

           "PARTNER  NONRECOURSE  DEDUCTIONS"  means  the  partner  nonrecourse deductions  as  defined in Regulations <section> 1.704-2(i)(2).  The amount  of

Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a

Partnership Year  equals  the  net  increase,  if any, in the amount of Partner

Minimum  Gain  during  such  Partnership  Year  attributable  to  such  Partner

Nonrecourse Debt, reduced by any distributions during  that Partnership Year to the Partner that bears the economic risk of loss for such  Partner  Nonrecourse

Debt  to  the  extent  that  such  distributions  are from the proceeds of such

Partner Nonrecourse Debt and are allocable to an increase  in  Partner  Minimum

Gain attributable to such Partner Nonrecourse Debt, determined according to the provisions of Regulations <section> 1.704-2(h) and 1.704-2(i).

           "PARTNERSHIP"  means Price Development Company, Limited Partnership,

a Maryland limited partnership.

           "PARTNERSHIP  INTEREST"   means   an   ownership   interest  in  the

Partnership representing a Capital Contribution by either a Limited  Partner or the  General  Partner and includes any and all benefits to which the holder  of such a Partnership  Interest  may  be  entitled  as provided in this Agreement,

together  with  all obligations of such Person to comply  with  the  terms  and

provisions of this  Agreement.   A  Partnership  Interest may be expressed as a

number of Partnership Units.

           "PARTNERSHIP MINIMUM GAIN" means the aggregate  gain,  if  any, that would  be  realized  by  the Partnership for purposes of computing Profits  and

Losses with respect to each Partnership asset if each Partnership asset subject to a Nonrecourse Liability  were  disposed of for the amount outstanding on the

Nonrecourse Liability by the Partnership in a taxable transaction.  Partnership

Minimum Gain with respect to each Partnership asset shall be further determined in accordance with Regulations <section>  1.704-2(d) and any subsequent rule or

regulation governing the determination of minimum  gain.   A Partner's share of

Partnership  Minimum Gain at the end of any Partnership Year  shall  equal  the aggregate Nonrecourse Deductions allocated to such Partner (or his predecessors in interest) up to that time, less such Partner's (and predecessors') aggregate share of decreases  in  Partnership  Minimum Gain determined in accordance with

Regulations <section> 1.704-2(g).

           "PARTNERSHIP RECORD DATE" means  the  record date established by the

General Partner for the distribution of Available  Cash pursuant to Section 5.1 hereof, and the General Partner will establish the same date as the record date for a distribution to its stockholders of some or all  of  its  portion of such distribution.

           "PARTNERSHIP UNIT" has the meaning set forth in Section 4.2.

           "PARTNERSHIP  UNIT  DESIGNATION"  has  the  meaning  set  forth   in

Section 4.2.

           "PARTNERSHIP  YEAR"  means the fiscal year of the Partnership, which shall be the calendar year.

           "PERCENTAGE INTEREST"  means,  as  to a Partner, its interest in the

Partnership  as  determined by dividing the Partnership  Units  owned  by  such

Partner (other than  Preferred  Units) by the total number of Partnership Units then outstanding (other than Preferred  Units)  and  as  specified in EXHIBIT A attached hereto, as such Exhibit may be amended from time to time in accordance with the terms of this Agreement.

           "PERSON" means an individual or a corporation,  partnership,  trust,

unincorporated  organization,  association,  limited liability company or other entity.

           "PREFERRED UNIT" has the meaning set forth in Section 4.2.A.

           "PRIOR  AGREEMENTS"  means the Amended  and  Restated  Agreement  of

Limited Partnership of Price Development Company, Limited Partnership, dated as of January 21, 1994, between the General Partner and the Limited Partners named therein, as thereafter amended, and the First Amended and Restated Agreement of

Limited Partnership of Price Development Company, Limited Partnership, dated as of April 22, 1999, between the General  Partner  and the Limited Partners named therein, which Prior Agreements are amended and restated  in  their entirety by this Agreement as of the Effective Date.

           "PROFITS" and "LOSSES" mean, respectively, for each Partnership Year or other period, the Partnership's taxable income or loss for such  Partnership

Year or other period, determined in accordance with Code <section> 703(a)  (for this  purpose,  all  items  of  income, gain, loss, or deduction required to be stated separately pursuant to Code  <section>  703(a)(1)  shall  be included in taxable income or loss), adjusted as follows:

           (1) any income of the Partnership that is exempt from federal income tax  and not otherwise taken into account in computing Profits  or  Losses shall be added to such taxable income or loss;

          (2) in lieu of the depreciation, amortization and other cost recovery deductions  taken  into  account in computing such taxable income or loss,

     there shall be taken into  account  Depreciation for such Partnership Year or other period;

          (3) any items that are specially  allocated  pursuant  to Section 6.2 hereof shall not be taken into account in computing Profits or Losses;


          (4)   any   expenditures  of  the  Partnership  described  in  Code

     <section>   705(a)(2)(B)   (or   treated   as   such   under   Regulations

     <section> 1.704-1(b)(2)(iv)(i))  and  not  otherwise taken into account in computing Profits or Losses shall be deducted  from such taxable income or loss;


          (5) in the event the Gross Asset Value of any  Partnership  asset  is adjusted  in  accordance  with  paragraph  (b) or (c) of the definition of

     Gross  Asset  Value, the amount of such adjustment  shall  be  taken  into account as gain or loss from the disposition of such Partnership asset for purposes of computing Profits or Losses;


          (6) gain or  loss  resulting  from any disposition of any Partnership asset with respect to which gain or  loss is recognized for federal income tax purposes shall be computed by reference  to  the  Gross Asset Value of the property disposed of, notwithstanding the fact that  the  adjusted tax basis of such Partnership asset differs from its Gross Asset Value; and


          (7) An allocation of Partnership Profits or Losses to a Partner shall be treated as an allocation to such Partner of the same share of each item of  income,  gain, loss and deduction that has been taken into account  in computing such Profits or Losses.


           "RECOURSE  LIABILITY"  means  the amount of indebtedness owed by the

Partnership other than Nonrecourse Liabilities and Partner Nonrecourse Debt.

           "REGISTRATION  RIGHTS  AGREEMENT"   means  the  Registration  Rights

Agreement, dated as of January 21, 1994, among the  General Partner and each of the Limited Partners, relating to the registration of  REIT  Shares issued upon exchange of Partnership Units under the Exchange Agreement.

           "REGULATIONS"  means  the  Income  Tax  Regulations of the  Internal

Revenue Service ("IRS") as such regulations may be amended  from  time  to time

(including  Temporary  Regulations).   A  reference  to any Regulation shall be

deemed to include any amendatory or successor provision thereto.

           "REIT"  means  a real estate investment trust  as  defined  in  Code

<section> 856.

           "REIT SHARE" shall  mean  a  share  of  capital stock of the General

Partner, including a share of Excess Stock of the General Partner exchanged for a share of such capital stock, as provided in Article  Ninth of the Articles of

Incorporation or any amendatory or successor provision thereto.

           "RESTORATION  AMOUNT" means with respect to any  Obligated  Partner,

the amount set forth opposite  the  name of such Obligated Partner on EXHIBIT B attached hereto and made a part hereof,  as  such  exhibit may be adjusted from time to time by the General Partner.  If an Entity Obligated  Partner  makes  a liquidating distribution to an interest holder who is being allocated a portion of  such  Entity  Obligated  Partner's  Restoration Amount, the General Partner

shall  amend  EXHIBIT  B to add such distributee  as  an  additional  Obligated

Partner, and the Restoration  Amount of such additional Obligated Partner shall equal such distributee's allocable  share  of  the  Entity  Obligated Partner's

Restoration Amount, and the Restoration Amount of the Entity  Obligated Partner

shall be reduced accordingly.

           "SUBSIDIARY"  means,  with  respect to any Person, any  corporation,

partnership or other entity of which a majority  of (i) the voting power of the voting  equity securities or (ii) the outstanding equity  interests  is  owned,

directly or indirectly, by such Person.

           "SUBSTITUTED  LIMITED  PARTNER"  means a Person who is admitted as a

Limited Partner to the Partnership pursuant to Section 11.4.

           "TAX RATE" for any period means the  highest marginal federal income tax rate for individuals in effect during that period  under  the  Code plus an additional five percent (5%) of such rate.

           "TERMINATING   CAPITAL   TRANSACTION"   means   any  sale  or  other

disposition of all or substantially all of the assets of the  Partnership  or a related  series  of  transactions  that,  taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

           "TOTAL LIABILITIES" means, as of  the  date  of  determination,  all

liabilities   of  the  Partnership,  determined  on  a  consolidated  basis  in conformity with GAAP.

                                   ARTICLE 2

                            ORGANIZATIONAL MATTERS

          Section 2.1. ORGANIZATION AND CONTINUATION

           The  Partnership  is  continued  as  a limited partnership organized pursuant to the provisions of the Act and upon the  terms  and  conditions  set forth in the Prior Agreements.  The Partners hereby amend and restate the First

Amended  and  Restated  Agreement  of  Limited Partnership of Price Development

Company, Limited Partnership, dated as of April 22, 1999, in its entirety as of the Effective Date.  Except as expressly  provided  herein to the contrary, the rights and obligations of the Partners and the administration  and  termination of  the  Partnership shall continue to be governed by the Act.  The Partnership

Interest of each Partner shall be personal property for all purposes.

          Section 2.2. NAME

           The  name  of  the Partnership is Price Development Company, Limited

Partnership.  The Partnership's  business may be conducted under any other name or names deemed advisable by the General  Partner,  including  the  name of the

General  Partner or any Affiliate thereof; provided, however, that the  General

Partner may  not  choose  the  name  (or any derivative thereof) of any Limited

Partner without the prior written consent  of  that Limited Partner.  The words

"Limited Partnership," "L.P.," "Ltd." or similar  words  or  letters  shall  be included  in  the  Partnership's  name  where  necessary  for  the  purposes of complying with the laws of any jurisdiction that so requires.  Subject  to  the condition  set  forth  in  the second sentence of this Section 2.2, the General

Partner  in  its sole and absolute  discretion  may  change  the  name  of  the

Partnership at  any  time  and  from  time to time and shall notify the Limited

Partners  of  such  change in the next regular  communication  to  the  Limited

Partners.

          Section 2.3. REGISTERED OFFICE AND AGENT, PRINCIPAL OFFICE

           The address  of the principal office of the Partnership in the State of Maryland is located at  36  South Charles Street, Baltimore, Maryland 21201-

3010, and the "resident" agent in  Maryland  for  service  of  process  on  the

Partnership  in  the  State  of Maryland at such registered office is P&M Agent

Corp. and such principal office  and  resident  agent  may  be  changed  as the

General  Partner  may  from  time
to  time  designate by notice to the Limited

Partners.  The principal executive office of the  Partnership  is located at 35

Century Park-Way, Salt Lake City, Utah 84115, and may be changed  to such other place as the General Partner may from time to time designate by notice  to  the

Limited  Partners.  The Partnership may maintain offices at such other place or places within  or  outside  the  State of Maryland as the General Partner deems advisable.

          Section 2.4. POWER OF ATTORNEY; COMPLIANCE WITH ACT

          A.  Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact,

with full power and authority in its name, place and stead to:


             (1) execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices  (a)  all  certificates,  documents and other instruments (including, without limitation, this Agreement and  the Certificate and  all  amendments or restatements thereof) that the General Partner  or  the

Liquidator  deems  appropriate  or  necessary  to form, qualify or continue the existence or qualification of the Partnership as  a  limited  partnership (or a partnership in which the limited partners have limited liability  to the extent provided  by  applicable  law)  in  the  State  of  Maryland  and  in all other jurisdictions in which the Partnership may or plans to conduct business  or own property;  (b)  all  instruments  that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this

Agreement  in  accordance  with  its  terms;  (c)  all  conveyances  and  other instruments  or  documents  that  the  General  Partner  deems  appropriate  or necessary  to  reflect  the  dissolution and  liquidation  of  the  Partnership pursuant  to the terms of this  Agreement,  including,  without  limitation,  a certificate  of  cancellation;  (d)  all instruments relating to the admission,

withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, 12 or 13 hereof  or  the  Capital Contribution of any

Partner; (e) any agreements, waivers or other instruments required by any state or local tax authority to enable the Partnership to file combined, consolidated or similar state or local
income tax returns and/or to pay a combined state and

local  tax on behalf of the Partnership or all of the  Partners;  and  (f)  the

Exchange Agreement and the Registration Rights Agreement; and

              (2)  execute,  swear  to, seal, acknowledge and file all ballots,

consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make,

evidence, give, confirm or ratify any  vote,  consent,  approval,  agreement or other action which is made or given by the Partners hereunder or is  consistent with  the terms of this Agreement or appropriate or necessary, in the sole  and absolute  discretion  of the General Partner, to effectuate the terms or intent of this Agreement.

           Nothing contained  herein  shall  be  construed  as  authorizing the

General  Partner to amend this Agreement except in accordance with  Article  14 hereof or  as  may  be  otherwise  expressly  provided for in this Agreement in

Articles 11.4.C and 12.3.

          B.  The foregoing power of attorney is irrevocable and coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this

Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any

Limited Partner or Assignee and the transfer of all or any portion of such

Limited Partner's or Assignee's Partnership Units and shall extend to such

Limited Partner's or Assignee's heirs, successors, assigns and personal representatives.  Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney.  Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this power of attorney.

          Section 2.5. TERM

           The term of the Partnership commenced  on  September  13,  1993, the date  the  Certificate was filed in the office of the Maryland State Department of Assessments and Taxation in accordance with the Act and shall continue until

December 31,  2093,  unless  the Partnership is dissolved and terminated sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                                   ARTICLE 3

                                    PURPOSE

          Section 3.1. PURPOSE AND BUSINESS

           The purpose and nature  of  the  business  to  be  conducted  by the

Partnership is (i) to conduct any business that may be lawfully conducted  by a limited  partnership organized pursuant to the Act; PROVIDED THAT such business shall be limited  to  and  conducted  in such a manner as to permit the General

Partner at all times to be classified as  a  REIT,  unless  the General Partner ceases to qualify as a REIT for reasons other than the conduct  of the business of the Partnership, (ii) to enter into any partnership, joint venture  or other similar  arrangement  to engage in any of the foregoing or to own interests  in any entity engaged in any  of  the foregoing and (iii) to do anything necessary or incidental to the foregoing.  In connection with the foregoing, the Partners acknowledge that the General Partner's  current  status as a REIT inures to the benefit of all the Partners and not solely the General Partner.

          Section 3.2. POWERS

           The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental  to or convenient for the furtherance  and accomplishment of the purposes and business  described  herein and for the protection  and  benefit  of  the  Partnership,  PROVIDED  THAT the

Partnership  shall  not take, or refrain from taking, any action which, in  the reasonable judgment of  the  General  Partner  (i)  could  adversely affect the ability  of  the General Partner to continue to qualify as a REIT,  (ii)  could subject the General Partner to any additional taxes under Code <section> 857 or

4981, or (iii)  could violate any law or regulation of any governmental body or agency having jurisdiction  over  the

General Partner or its securities, unless

such action (or inaction) shall have  been  specifically  consented  to  by the

General Partner in writing.

                                   ARTICLE 4

                             CAPITAL CONTRIBUTIONS

          Section 4.1. CAPITAL CONTRIBUTIONS OF THE PARTNERS

           In  consideration  of  its  Capital Contribution, each Partner shall receive Partnership Units.  Each Partner  shall  own  Partnership  Units, which shall  be  designated  under  this Agreement as either "OP Units" or "Preferred

Units," in the amount set forth  for  such  Partner in EXHIBIT A.  The Partners shall have a Percentage Interest in the OP Units  as set forth for such Partner in EXHIBIT A, which Percentage Interest shall be adjusted  in  EXHIBIT  A  from time  to time by the General Partner to the extent necessary in accordance with the terms  of  this  Agreement  to  reflect accurately exchanges of Partnership

Units  for  REIT  Shares in accordance with  the  Exchange  Agreement,  Capital

Contributions, the  issuance  of  additional Partnership Units (pursuant to any merger or otherwise), a change in the  number  of  issued  and outstanding REIT

Shares  pursuant  to Section 7.4.D of this Agreement, or an adjustment  of  the nature contemplated  by  Section  7.5.B hereof.  Except as provided in Sections

4.2, 10.5 and 13.3 the Partners shall have no obligation to make any additional

Capital Contributions or loans to the Partnership.

          Section 4.2. ISSUANCES OF ADDITIONAL OP UNITS AND PREFERRED UNITS

          A.  The General Partner is hereby authorized to cause the Partnership from time to time to issue to the Partners (including the General Partner) or other Persons additional Partnership Units or other Partnership Interests

(except that no General Partnership Interests will be issued to any Person other than the General Partner) on the terms set forth below.  The Partnership

Interest of a Partner in the Partnership is sometimes referred to as being evidenced by one or more "Partnership Units."  Partnership Units may be either

"OP Units" or "Preferred Units":


                (i) An "OP Unit" is a common unit of Partnership Interest in the Partnership and shall represent a fractional undivided share of the Partnership Interests of all Partners

           (other than holders of

           Preferred Units) issued pursuant to Sections 4.1 and 4.2.  Each additional OP Unit issued by the Partnership shall be on

           substantially the same terms with regard to allocations of income,

           gain, loss, deduction and credit, the right to receive distributions and to vote or consent on matters presented to Partners as all other outstanding OP Units.


                (ii) A "Preferred Unit" is a unit of Partnership Interest

           having such rights, preferences, exchange rights, voting powers and restrictions, limitations as to distributions, qualifications and terms and conditions as may be determined by the General Partner in its sole and absolute discretion (but not in violation of the provisions of Section 4.2(B) or the terms of any other Preferred

           Unit(s)).  There may be more than one series or classes of Preferred

           Units having differing terms and conditions, but all Preferred Units within a given series or class shall have the same rights,

           preferences, exchange rights, voting powers and restrictions,

           limitations as to distributions, qualifications and terms and conditions, provided that a written designation of preferences setting forth the above shall be set forth as a schedule to any amendment to or restatement of this Agreement (each, a "Partnership

           Unit Designation").  Subject to the terms of any other Preferred

           Units, with respect to each series or class of Preferred Units, the

           General Partner may, in its discretion, determine and fix, among other terms and conditions, any of the following:  (a) the series to which such Preferred Units shall belong, (b) the distribution rate thereon (or the method of determining such distribution rate),

           (c) the price at and the terms and conditions on which such

           Preferred Units may be redeemed, (d) the amount payable in respect of such Preferred Units in the event of involuntary or voluntary liquidation of the Partnership, and (e) the terms and conditions on which such Preferred Units may be converted or exchanged for other securities of the Partnership or the General Partner.

                (iii) No additional OP Unit or Preferred Unit issued by the

           Partnership shall have an adverse impact on the existing Limited

           Partners' right to exercise the exchange rights set forth in the

           Exchange Agreement and the registration rights set forth in the

           Registration Rights Agreement.


          B.  From time to time, the General Partner, subject to the provisions of this Section 4.2.B and the terms of any other Preferred Units, may, without the consent of any other Partner, cause the Partnership to issue:


                (i) OP Units to the General Partner upon the issuance by the

           General Partner of additional shares of Common Stock, other than in connection with the exchange of OP Units, provided that any net proceeds received by the General Partner as a result of the issuance of such additional shares of Common Stock are contributed to the

           Partnership as additional Capital Contributions, in accordance with

           Section 4.1 (it being understood that the General Partner may issue shares of Common Stock in connection with stock option plans,

           restricted stock plans or other employee benefit plans without receiving any proceeds and that the issuance of such shares shall nonetheless entitle the General Partner to additional OP Units).

           The number of OP Units issued to the General Partner under this

           Section 4.2.B(i) shall be equal to the quotient arrived at by dividing the number of shares of Common Stock issued by the

           Conversion Factor.


                (ii) Preferred Units to the General Partner upon the issuance by the General Partner of shares of its preferred stock ("Preferred

           Stock") not in connection with an exchange of Preferred Units for

           Preferred Stock as may be specified in the Partnership Unit

           Designation attached as a schedule to the amendment to this

           Agreement designating such Preferred Units, provided that any net proceeds received by the General Partner as a result of the issuance of such additional shares of Preferred Stock are contributed to the

           Partnership as additional Capital Contributions, in accordance with

           Section 4.1.  The
           number of Preferred Units issued to the General

           Partner under this Section 4.2.B(ii) shall be equal to the number of shares of Preferred Stock issued and shall have the rights,

           preferences and restrictions, limitations as to distributions,

           qualifications and terms and conditions substantially consistent with the Preferred Stock that is issued.


                (iii) OP Units and/or Preferred Units, as determined by the

           General Partner, in its discretion, may be issued in exchange for the contribution by any Person (the "Contributing Partner") of additional Capital Contributions to the Partnership.  The number of

           OP Units and/or Preferred Units issued to a Contributing Partner under this Section 4.2.B(iii) shall be equal to the quotient

           (rounded to the nearest whole number) arrived at by dividing (x) the initial Gross Asset Value of the property contributed as additional

           Capital Contributions (net of any debt to which such property is subject or assumed by the Partnership in connection with such contribution) by (y) such price as may be determined by the General

           Partner in connection with such contributions; provided, that, such price is not below the fair market value of such unit as determined in good faith by the General Partner.


                (iv) Notwithstanding the foregoing, no additional OP Units and/or Preferred Units shall be issued to the General Partner or any of its Subsidiaries unless such issuance complies with (a) Sections

           4.2.B(i) or 4.2.B(ii), as the case may be, or (b) the additional OP

           Units and/or Preferred Units are issued to all Partners in proportion to their respective Percentage Interests.


                (v) The terms, conditions, rights, preferences and privileges of each class or series of Preferred Units shall be specified in a

           Partnership Unit Designation attached as a schedule to a further amendment to this Agreement which may be adopted by the General

           Partner without the consent of any Limited Partner (except to the extent required by any outstanding class or series of Preferred

           Units).

           Upon the issuance of OP  Units  or  Preferred Units, as the case may be, or upon the exchange of OP Units for Common  Stock  or  Preferred Units for

Preferred  Stock,  EXHIBIT  A  shall  be  accordingly  adjusted by the  General

Partner.

          C.  The right of Limited Partners holding Preferred Units to exchange such Preferred Units for any other class or series of Partnership Units or class or series of Preferred Stock of the General Partner shall be set forth in the amendment to this Agreement designating such class or series of Preferred

Units.


          D.  Notwithstanding the foregoing, no OP Unit and/or Preferred Unit may be issued at a price below the fair market value of such unit as determined in good faith by the General Partner as of the date of issuance of such OP Unit or Preferred Unit, as the case may be, or, in the case of a security which is exchangeable for or convertible into such OP Unit or Preferred Unit, as of the date of grant of such security.


          E.  The General Partner shall not issue any rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock or Preferred Stock (collectively, "New

Securities") unless (i) the General Partner shall cause the Partnership to issue to the General Partner Partnership Interests having substantially the same rights, options, warrants or convertible or exchangeable securities to purchase OP Units and/or Preferred Units, and the economic interests of the additional Partnership Interests are substantially similar to the economic interests of such New Securities and (ii) the General Partner contributes the proceeds from the exercise of rights contained in such New Securities to the

Partnership.


          Section 4.3. CONTRIBUTION OF PROCEEDS BY GENERAL PARTNER

           In  connection with any issuance of shares of  Common  Stock  and/or

Preferred Stock  pursuant  to  Section  4.2,  the  General Partner shall make a

Capital Contribution to the Partnership of the proceeds  raised  in  connection with  such issuance; provided, that, if the proceeds actually received  by  the

General  Partner  are less than the gross proceeds of such issuance as a result of any underwriter's  discount
or other expenses paid or incurred in connection

with such issuance, then  the  General  Partner  shall be deemed to have made a

Capital Contribution to the Partnership in the amount  of the gross proceeds of such  issuance  and  the  Partnership  shall be deemed simultaneously  to  have reimbursed the General Partner pursuant to Section 7.4.C for the amount of such underwriter's discount or other expenses.

          Section 4.4. NO INTEREST; NO RETURN

           Except  as  expressly  provided  for  in  this  Agreement  or  in  a

Partnership Unit Designation attached  as  a  schedule  to an amendment to this

Agreement specifying the terms, conditions, rights, preferences  and privileges of any class or series of Preferred Units, no Partner shall have the  right  to demand or to receive the return of all or any part of its Capital Contributions

to  the  Partnership.   No  Partner  shall  have the right to demand or receive

property other than cash in return for the contributions of such Partner to the

Partnership.

          Section 4.5. NO THIRD PARTY BENEFICIARIES

           This Agreement is solely for the benefit  of  and  may  be  enforced solely  by  the  Partners  hereunder,  and  no rights or obligations to or with respect to any person not a Partner, whether  or  not  such  person is claiming through a Partner, shall be deemed to exist or to arise under or as a result of this Agreement.

                                   ARTICLE 5

                                 DISTRIBUTIONS

          Section 5.1. REQUIREMENT AND CHARACTERIZATION OF DISTRIBUTIONS

           The  General Partner shall distribute quarterly an amount  equal  to

100% of Available  Cash generated by the Partnership during such quarter to the

Partners who are Partners  on  the Partnership Record Date with respect to such quarter  in  accordance with their  respective  Percentage  Interests  on  such

Partnership Record  Date.   Notwithstanding the foregoing, (i) distributions to

Partners made in respect of the  quarterly  periods of a Partnership Year shall be  made in accordance with their respective Percentage  Interests  as  of  the

Partnership  Record  Date  with  respect  to any such quarter and shall, in the aggregate, not be less than an amount determined by multiplying the Tax Rate by the  taxable  income  and gain
allocated to the  Limited  Partners  under  this

Agreement during such Partnership  Year and (ii) the General Partner may retain

Available Cash in an amount equal to  the  excess  of the net proceeds from the sale  or  other  disposition  of  real property investments  held  directly  or indirectly by or for the Partnership included in Available Cash over the amount of capital gain dividends declared  by the General Partner attributable to such sale divided by the Percentage Interest of the General Partner as of the end of

the quarter during which such sale or  other  disposition  occurs.  In no event may  a  Partner  receive  a distribution of Available Cash with  respect  to  a

Partnership  Unit  to  the  extent  such  Partner  is  entitled  to  receive  a distribution out of such Available  Cash with respect to a REIT Share for which

such Partnership Unit has been exchanged.   The General Partner shall take such

reasonable efforts, as determined by it in its sole and absolute discretion and consistent with its qualification as a REIT,  to  distribute  Available Cash to the Limited Partners so as to preclude any such distribution or portion thereof from  being  treated  as  part  of a sale of property to the Partnership  by  a

Limited  Partner  under  Code <section>  707  or  the  Regulations  thereunder;

PROVIDED THAT the General  Partner and the Partnership shall not have liability to a Limited Partner as a result of any distribution to a Limited Partner being so treated.

          Section 5.2. DISTRIBUTIONS UPON LIQUIDATION

           Proceeds from a Terminating  Capital Transaction, and any other cash received or reductions in reserves made after  commencement  of the liquidation of  the  Partnership,  shall be distributed to the Partners in accordance  with

Section 13.2.


                                   ARTICLE 6

                                  ALLOCATIONS

          Section 6.1. ALLOCATIONS OF PROFITS AND LOSSES

          A.  ALLOCATION OF PROFITS.  After giving effect to the mandatory allocations set forth in Section 6.2, Profits for any Partnership Year or other applicable period shall be allocated to the Partners in the following order of priority:

                (i) First, to the General Partner to the extent that the

           cumulative Losses allocated to the General Partner pursuant to

           Section 6.1.B(v) exceed the cumulative Profits allocated to the

           General Partner pursuant to this Section 6.1.A(i);


                (ii) Second, to each Partner to the extent of and in proportion to the amount by which the cumulative Losses allocated to such

           Partner pursuant to Section 6.1.B(iv) exceed the cumulative Profits allocated to such Partner pursuant to this Section 6.1.A(ii);


                (iii) Third, to the General Partner to the extent that the cumulative Losses allocated to the General Partner pursuant to

           Section 6.1.B(iii), exceed the cumulative Profits allocated to the

           General Partner pursuant to this Section 6.1.A(iii);


                (iv) Fourth, to each holder of Preferred Units to the extent of and in proportion to the amount by which the cumulative Losses allocated to each such holder pursuant to Section 6.1.B(ii) exceed the cumulative Profits allocated to such holder pursuant to this

           Section 6.1.A(iv);


                (v) Fifth, to each Partner to the extent of and in proportion to the amount by which the cumulative Losses allocated to such

           Partner pursuant to Section 6.1.B(i), exceed the cumulative Profits allocated to such Partner pursuant to this Section 6.1.A(v); and


                (vi) Thereafter, to the Partners in accordance with their

           respective Percentage Interests.


          B.  ALLOCATION OF LOSSES.  After giving effect to the mandatory allocations set forth in Section 6.2, Losses for any Partnership Year or other applicable period shall be allocated to the Partners in the following order of priority:


                (i) First, to the Partners, in proportion to their respective

           Percentage Interests; provided that Losses allocated pursuant to this Section 6.1.B(i) shall not exceed
           the maximum amount of Losses

           that can be allocated without causing any Partner to have a negative

           Adjusted Capital Account balance (excluding for this purpose any increase to such Adjusted Capital Account for a Partner's actual obligation to fund a deficit Capital Account balance, including the obligation of an Obligated Partner to fund a deficit Capital Account balance pursuant to Section 13.3 hereof);


                (ii) Second, to the holders of Preferred Units; provided that

           Losses allocated pursuant to this Section 6.1.B(ii) shall not exceed the maximum amount of Losses that can be allocated without causing any holder of Preferred Units to have a negative Adjusted Capital

           Account (excluding for this purpose any increase to such Adjusted

           Capital Account for a Partner's actual obligation to fund a deficit

           Capital Account balance, including the obligation of an Obligated

           Partner to fund a deficit Capital Account balance pursuant to

           Section 13.3 hereof);


                (iii) Third, to the General Partner, until the General

           Partner's Adjusted Capital Account Deficit (excluding for this purpose any increase to such Adjusted Capital Account for the obligation of the General Partner to actually fund a deficit Capital

           Account balance) equals the excess of (i) the amount of Recourse

           Liabilities over (ii) the Aggregate Restoration Amount;


                (iv) Fourth, to the Obligated Partners, in proportion to their respective Restoration Amounts, until such time as the Obligated

           Partners have been allocated an aggregate amount of Losses pursuant to this Section 6.1.B(iv) in excess of the aggregate amount of

           Profits allocated to such Partners pursuant to Section 6.1.A(ii)

           equal to the Aggregate Restoration Amount; and


                (v) Thereafter, to the General Partner.

           This Section  6.1  shall control notwithstanding any reallocation or adjustment of taxable income, loss  or  other  items  by  the  IRS or any other taxing  authority;  provided,  however,  that neither the Partnership  nor  the

General  Partner  (nor  any  of their respective  affiliates)  is  required  to indemnify any Obligated Partner  (or  its  affiliates)  for the loss of any tax benefit resulting from any reallocation or adjustment of  taxable  income, loss or  other items by the IRS or other taxing authority.  The provisions  of  this

Section  6.1  shall  not  be  amended  in  a  manner which adversely affects an

Obligated  Partner (without the consent of such  Obligated  Partner),  provided that the General  Partner  may  amend  EXHIBIT  B  to  add additional Obligated

Partners.

          Section 6.2. MANDATORY ALLOCATIONS

          A.  [INTENTIONALLY OMITTED].


          B.  MINIMUM GAIN CHARGEBACK.  Notwithstanding any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, then, subject to the exceptions set forth in Regulations

<section> 1.704-2(f)(2), (3), (4) and (5), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations

<section> 1.704-2(g).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each

Partner pursuant thereto.  The items to be so allocated shall be determined in such section of the Regulations in accordance with Regulations

<section> 1.704-2(f).  This Section 6.2.B is intended to comply with the minimum gain chargeback requirements in Regulations <section> 1.704-2(f) and shall be interpreted consistently therewith.


          C.  PARTNER MINIMUM GAIN CHARGEBACK.  Notwithstanding any other provision of this Article 6 except Section 6.2.B, if there is a net decrease in

Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any

Partnership Year, then, subject to the exceptions set forth in Regulations

<section> 1.704-2(i)(4), each Partner who has a share of the Partner Minimum

Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations <section> 1.704-2(i)(5), shall be specially allocated items of

Partnership income and gain for such year (and, if necessary, subsequent years)

in an amount equal to such Partner's share of the net decrease in Partner

Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations <section> 1.704-2(i)(4).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto.  The items to be so allocated shall be determined in accordance with Regulations

<section> 1.704-2(i)(4).  This Section 6.2.C is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith.


          D.  QUALIFIED INCOME OFFSET.  Notwithstanding any other provision of this Article 6, except Sections 6.2.B and 6.2.C, in the event any Partner receives any adjustments, allocations or distributions described in Regulations

<section> 1.704-1(b)(2)(ii)(d)(4), (5), or (6), that cause or increase an

Adjusted Capital Account deficit of such Partner, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the

Adjusted Capital Account deficit of such Partner as quickly as possible.


          E.  NONRECOURSE DEDUCTIONS.  Nonrecourse Deductions for any

Partnership Year shall be allocated to the Partners in accordance with their respective Percentage Interests.


          F.  PARTNER NONRECOURSE DEDUCTIONS.  Any Partner Nonrecourse

Deductions for any Partnership Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse

Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations <section> 1.704-2(i)(1).


          G.  CODE SECTION 754 ADJUSTMENTS.  To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code <section> 734(b)

or 743(b) is required, pursuant to Regulations <section> 1.704-1(b)(2)(iv)(m),

to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such

Section of the Regulations.


           Each  Partner  hereby  agrees  to provide the Partnership  with  all

information  necessary  to  give  effect  to  an   election   made  under  Code

<section> 754 if the General Partner determines to make such an election.  With respect to such election:

             (1) Any change in the amount of the depreciation deducted  by  the

Partnership  and any change in the gain or loss of the Partnership, for federal

income  tax  purposes,   resulting   from   an   adjustment  pursuant  to  Code

<section>  743(b)  shall  be  allocated  entirely  to  the  transferee  of  the

Partnership Interest or portion thereof so transferred.   Neither  the  capital

contribution obligations of, nor the Partnership Interest of, nor the amount of any  cash distributions to, the Partners shall be affected as a result of  such election, and except as provided in Regulations <section> 1.704-1(b)(2)(iv)(m),

the making  of  such  election  shall have no effect except for federal and (if applicable) state and local income tax purposes.

             (2) Solely for federal  and (if applicable) state and local income tax  purposes  and not for the purpose of  maintaining  the  Partners'  Capital

Accounts (except  as  provided  in Regulations <section> 1.704-1(b)(2)(iv)(m)),

the Partnership shall keep a written  record  for  those  assets,  the bases of which  is  adjusted as a result of such election, and the amount at which  such assets are carried  on such record shall be debited (in the case of an increase in basis) or credited  (in  the  case  of a decrease in basis) by the amount of such basis adjustment.  Any change in the  amount  of the depreciation deducted by the Partnership and any change in the gain or loss  of  the Partnership, for federal  and (if applicable) state and local income tax purposes,  attributable to the basis  adjustment  made as a result of such election shall be debited or credited, as the case may be, on such record.

          H.  PREFERENTIAL INCOME ALLOCATIONS.  After giving effect to the mandatory allocations set forth above, gross income of the Partnership shall be allocated to the holders of Preferred Units (and within each such class or series of Preferred Units, pro rata in accordance with the number of Preferred

Units of such class or series held by each such holder) until the cumulative amount allocated to each such
holder pursuant to this Section 6.2.H equals the

cumulative amount for the current and all prior years of the sum of (A) the distributions made to each such holder pursuant to the distribution section of the applicable Partnership Unit Designation and (B) the portions of the distributions made to each such holder pursuant to a redemption of a Preferred

Unit under the terms of an applicable Partnership Unit Designation (if any)

that exceed the Liquidation Preference Amount (other than any accrued but unpaid distribution thereon) per Preferred Unit established for such Preferred

Units in the applicable Partnership Unit Designation.  Such allocations shall be made in proportion to the relative excess amounts determined for each such holder.  Solely for purposes of making the required allocation under this

Section 6.2.H in the year in which the Partnership is liquidated, the amount of any accrued but unpaid distributions in arrears in respect of the Preferred

Units (determined in accordance with the relevant provisions in the applicable

Partnership Unit Designation) shall be treated as having been distributed to the holders of Preferred Units immediately prior to such liquidation or redemption pursuant to the distribution section of the applicable Partnership

Unit Designation.


          I.  CURATIVE ALLOCATIONS.  The allocations set forth in Sections

6.2.B, C and D above (the "Regulatory Allocations") are intended to comply with certain requirements of Regulations <section> 1.704-1(b).  The Regulatory

Allocations shall be taken into account for the purpose of equitably adjusting subsequent allocations of Profits and Losses, and items of income, gain, loss,

and deduction among the Partners so that, to the extent possible, the net amount of such allocations of Profits and Losses and other items to each

Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred.


          J.  ALLOCATION ADJUSTMENTS TO GENERAL PARTNER.  To the extent the

General Partner realizes cumulative income or gain with respect to an interest in a Subsidiary of the Partnership in excess of any losses or deductions to the

General Partner with respect to such interest in such Subsidiary (excluding its interest in the Partnership itself), its share of Profits shall be reduced (or

Losses shall be
increased) and reallocated to the Limited Partners in an amount equal to the cumulative net income or gain of the General Partner from such

Subsidiary.


          Section 6.3. OTHER ALLOCATION RULES

          A.  Pursuant to Regulations <section> 1.752-3(a), for the purpose of determining each Partner's share of excess Nonrecourse Liabilities of the

Partnership, and solely for such purpose, each Partner's interest in partnership profits shall equal such Partner's Percentage Interest.


          B.  The allocation of Profits and Losses for any Partnership Year during which a person acquires a Partnership Interest (other than upon formation of the Partnership), or during which there is a change in the

Partners' Percentage Interests, shall take into account the Partners' varying interests for such Partnership Year pursuant to any method permissible under

Code <section> 706 that is selected by the General Partner.  The method selected by the General Partner shall apply notwithstanding any agreement between the assignor and assignee of such Partnership Interest although the

General Partner may recognize any such agreement.


          C.  To the extent permitted by Regulations <section> 1.704-2(h)(3)

and 1.704-2(i)(6), the General Partner shall endeavor to treat distributions as having been made from the proceeds of Nonrecourse Liabilities or Partner

Nonrecourse Debt only to the extent that such distributions would cause or increase a deficit balance in any Partner's Capital Account that exceeds the amount such Partner is otherwise obligated to restore (within the meaning of

Regulations <section> 1.704-1(b)(ii)(c)) as of the end of the Partnership's

taxable year in which the distribution occurs.


          Section 6.4. ALLOCATIONS FOR TAX PURPOSES

          A.  Except as otherwise provided in this Section 6.4, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of

"book" income, gain, loss or deduction is allocated pursuant to Sections 6.1,

6.2 and 6.3 above.

          B.  In accordance with Code <section> 704(b) and 704(c) and the

Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation between the adjusted basis of such property to the

Partnership for federal income tax purposes and the initial Gross Asset Value of such property.  If the Gross Asset Value of any Partnership property is adjusted as described in the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and the Gross Asset Value of such asset in the manner prescribed under Code <section> 704(b) and 704(c) and the Regulations thereunder.  In furtherance of the foregoing, the Partnership shall employ the method prescribed in Proposed Regulations <section> 1.704-3(b) (the

"traditional method") or the equivalent successor provision(s) of proposed,

temporary or final Regulations.


                                   ARTICLE 7

                     MANAGEMENT AND OPERATIONS OF BUSINESS

          Section 7.1. Management

          A.  Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership.  The General Partner may not be removed by the Limited Partners with or without cause.  In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereof, shall have full power and authority to do all things reasonably deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

             (1) the making  of  any  expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make  distributions  to its Partners in such amounts  as  will  permit the General Partner (so long as the  General  Partner qualifies as a REIT) to avoid the payment of any federal income tax (including,

for this purpose, any  excise  tax pursuant to Code <section> 4981) and to make distributions to its stockholders  sufficient  to permit the General Partner to maintain REIT status), the assumption or guarantee  of,  or  other  contracting

for,   indebtedness  and  other  liabilities,  the  issuance  of  evidences  of indebtedness  (including the securing of same by deed to secure debt, mortgage,

deed of trust or other lien or encumbrance on the Partnership's assets) and the incurrence of any  obligations it reasonably deems necessary for the conduct of the activities of the Partnership;

             (2) the  making of tax, regulatory and other filings, or rendering of  periodic  or  other  reports  to  governmental  or  other  agencies  having jurisdiction over the business or assets of the Partnership;

             (3) the acquisition,  disposition,  mortgage, pledge, encumbrance,

hypothecation or exchange of assets of the Partnership  (including the exercise or  grant of any conversion, option, privilege, or subscription  right  or  any other  right  available  in  connection with any assets at any time held by the

Partnership);

             (4) the use of the  assets  of the Partnership (including, without limitation, cash on hand) for any purpose  consistent  with  the  terms of this

Agreement and on any terms it reasonably determines to be in the best interests of the Partnership, including, without limitation, the financing of the conduct of  the  operations  of  the  General  Partner,  the Partnership or any of  the

Partnership's Subsidiaries, the lending of funds to  other  Persons (including,

without  limitation,  the  Partnership's  Subsidiaries)  and  the repayment  of obligations  of  the Partnership and its Subsidiaries and any other  Person  in which it has an equity  investment  and  the making of capital contributions to its Subsidiaries;

              (5)  the  management, operation,  leasing,  landscaping,  repair,

alteration, demolition or  improvement  of  any  real  property or improvements owned by the Partnership or any Subsidiary of the Partnership;

             (6) the negotiation, execution, and performance  of any contracts,

conveyances or other instruments that the General Partner considers  useful  or necessary  to the conduct of the Partnership's operations or the implementation of the General  Partner's  powers  under  this Agreement, including contracting with contractors, developers, consultants,  accountants,  legal  counsel, other professional  advisors  and other agents and the payment of their expenses  and compensation out of the Partnership's assets;

             (7) the distribution  of  Partnership  cash  or  other Partnership assets in accordance with this Agreement;

             (8) holding, managing, investing and reinvesting cash  and  other assets of the Partnership;

             (9)  the  collection  and  receipt  of  revenues and income of the

Partnership;

              (10)  the  establishment  of  one  or  more  divisions   of   the

Partnership, the selection and dismissal of employees of the Partnership or any division  of  the  Partnership (including, without limitation, employees having titles such as "president,"  "vice  president,"  "secretary" and "treasurer" of the  Partnership  or  any  division of the Partnership),  and  agents,  outside attorneys, accountants, consultants  and  contractors of the Partnership or any division of the Partnership and the determination  of  their  compensation  and other terms of employment or hiring;

              (11)  the  maintenance  of  such insurance for the benefit of the

Partnership and the Partners as it deems necessary  or  appropriate  and in the best interests of the Partnership and its Partners as a whole;

             (12) the formation of, or acquisition of an interest in,  and  the contribution of property to, any further limited or general partnerships, joint ventures,  trusts,  corporations or other relationships that it deems desirable

(including, without limitation,  the  acquisition  of  interests  in,  and  the contributions
of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time);

              (13)  the  control  of  any  matters  affecting  the  rights  and

obligations   of   the   Partnership,  including  the  settlement,  compromise,

submission  to  arbitration  or  any  other  form  of  dispute  resolution,  or abandonment of, any  claim, cause of action, liability, debt or damages, due or owing to or from the Partnership,  the  commencement or defense of suits, legal proceeding, administrative proceedings, arbitrations  or other forms of dispute resolution, and the representation of the Partnership in  all  suits  or  legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution,  the  incurring  of  legal  expense, and the indemnification of any

Person against liabilities and contingencies to the extent permitted under this

Agreement;

              (14)  the  undertaking  of any  action  in  connection  with  the

Partnership's direct or indirect investment  in  its  Subsidiaries or any other

Person (including, without limitation, the contribution or loan of funds by the

Partnership to such Persons);

             (15) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method  of  valuation  as it may adopt;

              (16)  the exercise, directly or indirectly, through any attorney-

in-fact acting under  a  general  or  limited  power of attorney, of any right,

including the right to vote, appurtenant to any asset or investment held by the

Partnership;

              (17) the exercise of any of the powers  of  the  General  Partner enumerated in this  Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

             (18) the  exercise  of  any  of  the powers of the General Partner enumerated in this Agreement on behalf of any Person  in  which the Partnership does not have an interest pursuant to contractual or other  arrangements  with such Person;

              (19) the payment or retirement of debt obligations by the General

Partner or the  Partnership  or  by  the  General  Partner  on  behalf of or in connection with any Subsidiary of the Partnership;

              (20)  the  making,  execution and delivery of any and all  deeds,

leases,  notes,  deeds to secure debt,  mortgages,  deeds  of  trust,  security

agreements,  conveyances,   contracts,   guarantees,  warranties,  indemnities,

waivers, releases or legal instruments or  agreements  in  writing necessary or appropriate  in  the judgment of the General Partner for the accomplishment  of any of the powers of the General Partner enumerated in this Agreement;

             (21) the issuance of additional Partnership Units whether OP Units or Preferred Units  or  other  Partnership Interests in accordance with Section

4.2; and

              (22)  the  taking of  all  actions  to  effect  the  transactions contemplated to be taken by  the  Partnership by Registration Statement No. 33-

68844, and as may be necessary or convenient in connection therewith.

          B.  Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, (except as provided in Section 7.3), to the fullest extent permitted under the Act or other applicable law.


          C.  At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder.


          D.  At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain any and all reserves,

working capital accounts and other cash or similar balances in such amounts as the General Partner in its reasonable business judgment deems appropriate and reasonable from time to time and in the best interests of the Partnership.

          E.  In exercising its authority under this Agreement, the General

Partner may, but (except as otherwise provided herein) shall not be obligated to, take into account the tax consequences to any Partner of any action taken by it.


          Section 7.2. CERTIFICATE OF LIMITED PARTNERSHIP

           The General Partner shall  file amendments to the Certificate and do all the things to maintain the Partnership  as  a  limited  partnership  (or  a partnership  in  which  the  limited partners have limited liability) under the laws of the State of Maryland and each other state or the District of Columbia,

in which the Partnership may elect to do business or own property.  The General

Partner shall be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment  thereto to the Limited Partners.  The General

Partner shall cause to be filed such  other certificates or documents as may be reasonable  and  necessary  or appropriate  for  the  formation,  continuation,

qualification and operation of a limited partnership (or a partnership in which the  limited  partners  have  limited  liability  to  the  extent  provided  by applicable law) in the State of  Maryland  and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property.

          Section 7.3. RESTRICTIONS ON GENERAL PARTNER'S AUTHORITY

           The General Partner may not, without  the  written consent of all of

the  Limited  Partners,  take  any  action  in  contravention   of  an  express

prohibition or limitation contained in this Agreement.

          Section 7.4. REIMBURSEMENT OF THE GENERAL PARTNER

          A.  Except as provided in this Section 7.4 and elsewhere in this

Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the

General Partner shall not be compensated for its services as general partner of the Partnership.


          B.  The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership and operation of, or for the benefit of, the Partnership; provided that the amount of such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership as permitted in Section 7.5.A.; provided further,

that if the General Partner receives distributions as a partner or equity owner

(direct or indirect) of a Subsidiary or from any Subsidiary of the Partnership other than as a distribution from the Partnership, the amount of such reimbursements shall be reduced by such amounts.  The General Partner represents and warrants to the Partnership and the Limited Partners that the

General Partner's sole business is the ownership of interests in and operation of the Partnership and as such all of the General Partner's expenses will be incurred for the benefit of the Partnership.  Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7 hereof.


          C.  The General Partner shall also be reimbursed for all expenses it incurs relating to the organization and/or reorganization of the Partnership and the General Partner, the initial public offering of REIT Shares by the

General Partner, and any other issuance of additional Partnership Interests or

REIT Shares pursuant to Section 4.2 hereof.  Any such reimbursement shall be treated for purposes of maintaining Capital Accounts and allocating Profits and

Losses as a distribution to the General Partner and any distribution or loss attributable to such expenditures shall be claimed solely by the General

Partner.


          D.  This section sets forth the actions required of the General

Partner and the Partnership in the event the General Partner acquires REIT

Shares in the several circumstances set forth below:


             (1) In the event that the General Partner shall elect  to purchase from  stockholders  REIT Shares and utilizing funds provided by the Partnership for such purpose rather  than  funds  distributed  with  respect to the General

Partner's Partnership Interest, a redemption of Partnership  Interests  of  the

General  Partner  (with  such  redemption first to be applied to the extent, if any, that Limited Partner Units are held by the General Partner or are obtained by the General Partner by means  of  an  exchange therefor of REIT Shares under the Exchange Agreement) shall occur as contemplated in Section 7.5.B of this Agreement reflecting a redemption in the Partnership Interest of the

General Partner attributable thereto. It is contemplated that the General

Partner may so utilize Partnership funds to purchase from stockholders REIT

Shares(a)for the purpose of any stock repurchase program or any similar obligation or arrangement undertaken by the General Partner,(b) for the purpose of satisfying an obligation under the Exchange Agreement (to the extent authorized but unissued shares of Common Stock are not so used), or (c)

for any other proper purposes of the General Partner.

             (2) In the event that the General  Partner shall elect to purchase from stockholders REIT Shares pursuant to any employee  stock purchase plan (or any similar obligation or arrangement undertaken by the General Partner for its employees  or  for  the  employees  of the Partnership or any  Subsidiary)  and utilizing funds provided by the Partnership  for such purpose rather than funds distributed  with respect to the General Partner's  Partnership  Interest,  the

purchase price  paid  by the General Partner for such REIT Shares and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses  of  the  General Partner and shall be reimbursed to the

General Partner by the Partnership,  subject  to  the  conditions that, if such reacquired  REIT  Shares  are  subsequently  sold by the General  Partner,  the

General Partner shall return such reimbursement  to  the extent of any proceeds and dividends received by the General Partner for such REIT Shares.

          Section 7.5. OUTSIDE ACTIVITIES OF THE GENERAL PARTNER

          A.  The General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with the ownership,

acquisition and disposition of Partnership Interests as a General Partner or

Limited Partner and the management of the business of the Partnership, the ownership, acquisition and disposition of direct or indirect economic or voting interests (representing not more than a one percent (1.0%) interest) in entities in which the remaining economic or voting interests are held directly or indirectly by the Partnership, and such activities as are incidental thereto.  The General Partner shall not own or enter into any agreement to acquire any assets other than (i) Partnership Interests as a General Partner or

Limited Partner, (ii) the direct or indirect economic or voting interests referred to above and (iii) such bank accounts or similar instruments or accounts as it deems necessary
to carry out its responsibilities contemplated

under this Agreement and the Articles of Incorporation.  The General Partner

and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests, except as such rights are otherwise expressly limited herein.


          B.  In the event the General Partner exercises its rights under

Article Ninth of the Articles of Incorporation, or any amendatory or successor provision thereto or under Section 7.4.D(1) hereof to acquire or redeem REIT shares, then the General Partner shall cause the Partnership to redeem from the

General Partner, or any of its Subsidiaries, Partnership Units equal to that number of Partnership Units (such redemption to be of Limited Partner interests first) equal to the product obtained by multiplying the number of REIT Shares to be redeemed by the General Partner times the Conversion Factor on the same terms and for the same aggregate price that the General Partner redeemed such

REIT Shares.


          Section 7.6. CONTRACTS WITH AFFILIATES

          A.  The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on fair and reasonable terms and conditions established in the sole and absolute discretion of the

General Partner in its reasonable business judgment to be in the best interests of the Partnership.  The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.


          B.  Except as provided in Section 7.5.A, the Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon fair and reasonable terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion,

believes are advisable in its reasonable business judgment and the best interests of the Partnership.


          C.  Except as expressly permitted by this Agreement, neither the

General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the

Partnership, directly or

indirectly, except pursuant to transactions that are no less favorable to the

Partnership than if the transactions were with an unaffiliated third party.


          D.  The General Partner, (through a majority of its independent directors) in its sole and absolute discretion determined in its reasonable business judgment to be in the best interests of the Partnership and without the approval of the Limited Partners, may propose and adopt employee benefit plans, stock option plans and similar plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, or Subsidiaries

of the Partnership in respect of services performed, directly or indirectly,

for the benefit of the Partnership, the General Partner, or any of the

Partnership's Subsidiaries.


          E.  The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, conflict of interest avoidance agreements with various Affiliates of the Partnership and the General Partner,

on such terms as the General Partner, in its sole and absolute discretion,

believes, in the exercise of its reasonable business judgment, are advisable and in the best interests of the Partnership.


          Section 7.7. INDEMNIFICATION

          A.  The Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses

(including, without limitation, reasonable attorney's fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal,

administrative or investigative, that relate to the operations of the

Partnership as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided that the Partnership shall not indemnify an Indemnitee for any such losses,

claims, damages, liabilities, expenses, judgments, fines, settlements or other amounts arising out of or resulting from (i) the gross negligence, fraud, or intentional misconduct by such Indemnitee, or a violation of law by such

Indemnitee when the Indemnitee has reasonable cause to believe such action was unlawful, (ii) the violation or breach by such Indemnitee of the provisions of this Agreement or (iii) any transaction from which such Indemnitee received a personal
benefit in violation or breach of any provision of this Agreement.

Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the

Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness; provided, however, that the foregoing indemnity will not apply if the Indemnitee has waived its rights to any subrogation on this indemnity.  The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A.  The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding.  Any indemnification pursuant to this

Section 7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partners shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.


          B.  Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.7.A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          C.  The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement with such

Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.


          D.  The Partnership may, but shall not be obligated to, purchase and maintain insurance on behalf of any of the Indemnitees against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the

Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.


          E.  Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes, penalties, restitutions or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.7.


          F.  An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 solely because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.


          G.  The provisions of this Section 7.7 are for the benefit of the

Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.  Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part,

prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.


          Section 7.8. LIABILITY OF THE GENERAL PARTNER

          A.  Notwithstanding anything to the contrary set forth in this

Agreement, the General Partner shall not be liable for monetary damages to the

Partnership, any Partners or any Assignees for any losses, claims, damages,

liabilities, expenses, judgments, fines, settlements or other amounts incurred due to acts or omissions of the General Partner, except if such losses, claims,

damages, liabilities, expenses, judgments, fines, settlements or other amounts arose out of or resulted from (i)  the gross negligence, fraud, intentional misconduct or a knowing violation of law by the General Partner when it had reasonable cause to believe such action giving rise to the violation was unlawful (ii) the violation or breach by the General Partner of the provisions of this Agreement or (iii) any transaction in which the General Partner received a personal benefit in violation or breach of any provision of this

Agreement.


          B.  Subject to its obligations and duties as General Partner set forth in Sections 7.1.A and 7.3 hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents.  The

General Partner shall not be responsible for any willful misconduct or gross negligence on the part of any such agent appointed by it in good faith and without gross negligence.


          C.  Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the

Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment,

modification or repeal, regardless of when such claims may arise or be asserted.

          Section 7.9.

REIT QUALIFICATION OF THE GENERAL PARTNER

           Notwithstanding any other provisions of this  Agreement  or the Act,

any action of the General Partner on behalf of the Partnership or any  decision of  the  General  Partner  to refrain from acting on behalf of the Partnership,

undertaken in the good faith  belief  that such action or omission is necessary or advisable in order (i) to protect the  ability  of  the  General  Partner to continue  to  qualify  as a REIT or (ii) to avoid the General Partner incurring any taxes under Code <section>  857 or 4981, is expressly authorized under this

Agreement and is deemed approved  by  all  of  the  Limited Partners.  Nothing,

however, in this Agreement shall be deemed to give rise to any liability on the part of the Limited Partners for the General Partner's  failure  to  qualify or continue to qualify as a REIT or failure to avoid incurring any taxes under the foregoing Sections of the Code, or to give rise to any liability of the General

Partner for such failure so to qualify.

          Section 7.10. TITLE TO PARTNERSHIP ASSETS

           Title  to  Partnership  assets, whether real, personal or mixed  and whether tangible or intangible, shall  be deemed to be owned by the Partnership as an entity, and no Partner, individually  or  collectively,  shall  have  any ownership interest in such Partnership assets or any portion thereof.  Title to any  or  all  of  the  Partnership  assets  may  be  held  in  the  name of the

Partnership,  the  General  Partner  or  one  or  more nominees, as the General

Partner  may  determine,  including  Affiliates of the  General  Partner.   The

General Partner hereby declares and warrants  that  any  Partnership assets for which legal title is held in the name of the General Partner  or any nominee or

Affiliate of the General Partner shall be held by the General Partner,  or such nominee  or  Affiliate for the use and benefit of the Partnership in accordance with the provisions  of this Agreement; PROVIDED THAT the General Partner shall use its best efforts to  cause beneficial and record title to such assets to be vested in the Partnership  as  soon as reasonably practicable.  All Partnership assets shall be recorded as the  property  of  the Partnership in its books and records,  irrespective of the name in which legal  title  to  such  Partnership assets is held.

                                   ARTICLE 8

                  RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

          Section 8.1. LIMITATION OF LIABILITY

           The  Limited  Partners shall have no liability under this Agreement,

except as expressly provided  in  this Agreement including Section 10.5 hereof,

or under the Act.

          Section 8.2. MANAGEMENT OF BUSINESS

           No Partner or Assignee (other  than  the General Partner, any of its

Subsidiaries or any officer, director, employee,  partner,  agent or trustee of the  General  Partner, the Partnership or any of their Subsidiaries,  in  their capacity as such)  shall  take  part in the operation, management or control of the Partnership's business, transact any  business in the Partnership's name or have  the  power to sign documents  for  or  otherwise  bind  the  Partnership.

Notwithstanding  anything  herein seemingly to the contrary, the transaction of any such business by the General  Partner,  any  of  its  Subsidiaries  or  any

officer,  director, employee, partner, agent or trustee of the General Partner,

the Partnership  or any of their Subsidiaries, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited

Partners or Assignees under this Agreement.

          Section 8.3. OUTSIDE ACTIVITIES OF LIMITED PARTNERS

           Subject  to  any  agreements  entered into pursuant to Section 7.6.E hereof  and any other agreements entered into  by  a  Limited  Partner  or  its

Affiliates  with  the  Partnership  or a Subsidiary, any Limited Partner (other than the General Partner) and any officer,  director, employee, agent, trustee,

Affiliate  or  stockholder  of  any Limited Partner  (other  than  the  General

Partner) shall be entitled to and  may  have  business  interests and engage in business activities in addition to those relating to the Partnership, including business  interests  and  activities  that are in direct competition  with  the

Partnership or that are enhanced by the activities of the Partnership.  Neither the Partnership nor any Partners shall  have  any  rights  by  virtue  of  this

Agreement  in  any  business  ventures  of  any Limited Partner (other than the

General  Partner)  or Assignee.  None of the Limited  Partners  nor  any  other

Person shall have any  rights  by  virtue  of this Agreement or the partnership relationship established hereby in any business ventures of any other Person

(other  than the General Partner to the extent expressly provided  herein)  and such Person  shall  have  no obligation pursuant to this Agreement to offer any interest in any  such business ventures to the Partnership, any Limited Partner or any such other Person, even  if such opportunity is of a character which, if presented to the Partnership, any  Limited  Partner or such other Person, could be taken by such Person.  In addition, the Partners  recognize  that certain of the Limited Partners and their Affiliates are and may in the future  be tenants of  the  Partnership  or  other  Persons  or  own anchor or other stores in the

Partnership's properties or other properties and  in  connection  therewith may have  interests  that  conflict  with  those  of  the Partnership.  In deciding whether to take any actions in such capacity, such  Limited  Partners and their

Affiliates shall be under no obligation to consider the separate  interests  of the  Partnership and shall have no fiduciary obligations to the Partnership and shall  not  be  liable  for  monetary damages for losses sustained, liabilities incurred or benefits not derived  by the other Partners in connection with such actions.

          Section 8.4. RETURN OF CAPITAL

           No Partner shall be entitled  to  the  withdrawal  or  return of his

Capital  Contribution,  except to the extent of distributions made pursuant  to this Agreement or upon termination  of the Partnership as provided herein or as a result of a redemption of a Partnership Interest pursuant to Section 7.5.

          Section 8.5. RIGHTS OF LIMITED PARTNERS RELATING TO THE PARTNERSHIP

          A.  In addition to other rights provided by this Agreement or by the

Act, each Limited Partner shall be furnished:


          (1) a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission  by the General Partner pursuant to the Securities Exchange Act of 1934 and all  proxy  materials  and current reports  on Form 8-K filed by the General Partner with the Securities  and

     Exchange Commission;

          (2) a  copy  of the Partnership's federal, state and local income tax returns for each Partnership Year;


          (3) a current  list of the name and last known business, residence or mailing address of each Partner; and


          (4) a copy of this  Agreement  and the Certificate and all amendments thereto, together with executed copies  of all powers of attorney pursuant to which this Agreement, the Certificate  and  all amendments thereto have been executed.


          B.  The Partnership shall notify any Limited Partner, on request, of the then current Conversion Factor or any change made to the Conversion Factor.


          C.  Notwithstanding any other provision of this Section 8.5, the

General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business or (ii) the

Partnership is required by law or by agreements with an unaffiliated third party to keep confidential.


          D.  The General Partner shall provide advance written notice to the

Limited Partners of any proposed sale or refinancing by the Partnership or any of its Subsidiaries, and will consult during normal business hours with any

Limited Partner who requests in writing the right to consult with the General

Partner with respect thereto.  The General Partner also shall provide the

Limited Partners with quarterly tax projections for the Partnership.  Subject in all respects to Section 7.3 hereof, in no event, however, will the General

Partner be obligated to agree to any modifications to a proposed sale or refinancing which are suggested by a Limited Partner, nor will any Limited

Partner have a veto or other right over any such proposed sale or refinancing.

                                   ARTICLE 9

                    BOOKS, RECORDS, ACCOUNTING AND REPORTS

          Section 9.1. RECORDS AND ACCOUNTING

           The General Partner shall keep or cause to  be kept at the principal executive office of the Partnership those records and documents  required to be maintained by the Act and other books and records deemed by the General Partner to  be  appropriate  with  respect  to  the  Partnership's business, including,

without limitation, all books and records necessary  to  provide to the Limited

Partners any information, lists and copies of documents required to be provided

pursuant  to  Section  9.3  hereof.   The  books  of the Partnership  shall  be

maintained, for financial and tax reporting purposes,  on  an  accrual basis in accordance with GAAP, or on such other basis as the General Partner  determines to be necessary or appropriate.

          Section 9.2. FISCAL YEAR

           The fiscal year of the Partnership shall be the calendar year.

          Section 9.3. REPORTS

          A.  As soon as practicable, but in no event later than one hundred five (105) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the

Partnership Year, an annual report containing financial statements of the

Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year,

presented in accordance with GAAP, such statements to be audited by a nationally recognized firm of independent public accountants selected by the

General Partner.


          B.  As soon as practicable, but in no event later than one hundred five (105) days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the General

Partner, if such statements are
prepared solely on a consolidated basis with

the General Partner, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.


                                  ARTICLE 10

                                  TAX MATTERS

          Section 10.1. PREPARATION OF TAX RETURNS

           The  General  Partner  shall  arrange for the preparation and timely filing  of all returns of Partnership income,  gains,  deductions,  losses  and other items  required  of  the  Partnership  for  federal  and state income tax purposes  and shall use all reasonable efforts to furnish, within  ninety  (90)

days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

          Section 10.2. TAX ELECTIONS

           Except  as  otherwise provided herein, the General Partner shall, in its sole and absolute discretion,  determine  whether  to  make  any  available election pursuant to the Code; PROVIDED THAT the General Partner shall make the election  under  Code  <section>  754 in accordance with applicable Regulations thereunder.  The General Partner shall  have  the  right  to seek to revoke any

such  elections   (including,  without  limitation,  the  election  under  Code

<section>  754)  upon  the  General  Partner's determination in  its  sole  and absolute discretion that such revocation  is  in  the  best  interests  of  the

Partners.

          Section 10.3. TAX MATTERS PARTNER

          A.  The General Partner shall be the "tax matters partner" of the

Partnership for federal income tax purposes within the meaning of Code

<section> 6231(a)(7).  Pursuant to Code <section> 6223(c)(3), upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners and the

Assignees to the extent that such information is provided to the Partnership by the Limited Partners and the Assignees.  The General Partner is authorized to take any action in connection with any tax audit or continuing judicial action as it determines in good faith is in the best interests of the Partners;

provided, however, that the Tax Matters Partner shall not be entitled to bind

JCP Realty, Inc. or its Affiliates in their capacity as a Limited Partner

("JCP") by any Settlement Agreement (within the meaning of Section 6224 of the

Code) and shall notify JCP in a manner and at such time as is sufficient to allow JCP to exercise its rights pursuant to Section 6224(a)(3) of the Code.


           The taking of any action and the incurring of any expense by the tax matters  partner  in  connection with any such proceeding, except to the extent required by law, is a matter  in  the  sole  and absolute discretion of the tax matters partner and the provisions relating to  indemnification  of the General

Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

          B.  The tax matters partner shall receive no compensation for its services.  All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership.  Nothing herein shall be construed to restrict the Partnership from engaging an independent accounting firm or the accountants for the Partnership to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the

Partnership for such services is reasonable.


          Section 10.4. ORGANIZATIONAL EXPENSES

           The Partnership shall elect to deduct expenses, if any,  incurred by it  in  organizing  the  Partnership ratably over a sixty (60) month period  as provided in Code <section> 709.

          Section 10.5. WITHHOLDING; COMBINED RETURNS

          A.  Each Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Partner and Assignee any amount of federal, state, local, or foreign taxes that the General Partner reasonably determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner or Assignee pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code <section> 1441, 1442,

1445, or 1446.  Any amount paid on behalf of or with respect to a Partner or

Assignee shall
constitute a loan by the Partnership to such Partner or

Assignee, which loan shall be repaid through withholding of subsequent distributions to such Partner or Assignee.  In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited

Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the

Partnership as against such defaulting Limited Partner.  Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full; and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan.  Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due

(i.e., fifteen (15) days after demand) until such amount is paid in full.


          B.  The General Partner is authorized, if it determines in good faith that such action is in the interests to both it and the Limited Partners, to negotiate with state and local tax authorities and/or file state and local combined or consolidated income tax returns on behalf of the Partnership and for all of the Partners and Assignees in respect of income of the Partnership.

To the extent any payment or accrual of state or local income taxes result in a federal, state or local tax credit to one or more Partners, such credit shall be allocated between the Partners in proportion to their respective average daily Percentage Interests for the Partnership Year for which such tax is paid or accrued and the amount allocated to each Partner shall be treated as a distribution to such Partner and shall reduce the amount of available cash otherwise distributable to such Partners under Article 5.

                                  ARTICLE 11

                           TRANSFERS AND WITHDRAWALS

          Section 11.1. TRANSFER

          A.  The term "transfer," when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the

General Partner purports to assign all or any part of its General Partner

Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise.  The term "transfer" when used in this Article 11 does not include any redemption of Partnership Units by the

Partnership from a Limited Partner or acquisition of Partnership Units from a

Limited Partner by the General Partner pursuant to the Exchange Agreement or a distribution of Partnership Units by Boise Mall Development Company, Ltd. to

its partners.


          B.  No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this

Article 11.  Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.


          Section 11.2. TRANSFER OF GENERAL PARTNER'S PARTNER INTEREST

          A.  The General Partner may not transfer any of its General Partner

Interest or Limited Partner Interests or withdraw as General Partner, except as provided in Section 11.2.B.


          B.  The General Partner may cause to be redeemed Partnership

Interests in accordance with Section 7.5.B hereof and may transfer its Limited

Partnership Interests but not its General Partner Interests to any wholly owned subsidiary, but may not transfer any beneficial or record ownership interest in such subsidiary to any other Person.


          Section 11.3. LIMITED PARTNERS' RIGHTS TO TRANSFER

          A.  Subject to the provisions of Section 11.3.E, no Limited Partner shall have the right to transfer all or any portion of his Partnership

Interest, or any of such Limited Partner's rights as a Limited

Partner, without

the prior written consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion.  Any purported transfer of a Partnership Interest by a Limited Partner in violation of this Section 11.3.A shall be void ab initio and shall not be given effect for any purpose by the Partnership.


          B.  If a Limited Partner is subject to Incapacity, the executor,

administrator, trustee, committee, guardian, conservator or receiver of such

Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited

Partner possessed to transfer all or any part of his or its interest in the

Partnership.  The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.


          C.  No transfer by a Limited Partner of his Partnership Units may be

made to any Person if (i) in the opinion of legal counsel for the Partnership,

it would result in the Partnership being treated as an association taxable as a corporation, or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code <section> 7704(b).


          D.  Notwithstanding the provisions of Section 11.3.A (but subject to the provisions of Section 11.3.C), a Limited Partner may, with or without the consent of the General Partner, transfer all or a portion of his Partnership

Units to a lender as security for a loan made to or guaranteed by the Limited

Partner, provided that in connection with any such transfer the lender does not acquire greater rights with respect to the Partnership Units than those held by the transferring Limited Partner.


          Section 11.4. SUBSTITUTED LIMITED PARTNERS

          A.  No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place.  The General Partner shall,

however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted

Limited Partner, which consent may be withheld by the General Partner in its discretion.  If such consent is
granted by the General Partner, the transferee

shall be admitted to the Partnership as a Substituted Limited Partner upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this

Agreement, including, without limitation, the power of attorney granted in

Sections 2.4 and 13.1 hereof, the Exchange Agreement and the Registration

Rights Agreement and (ii) such other documents or instruments as may be reasonably required by the General Partner in order to effect such Person's admission as a Substituted Limited Partner.  The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted

Limited Partner shall not give rise to any cause of action for damages against the Partnership or any Partner.


          B.  A transferee who has been admitted as a Substituted Limited

Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.


          C.  Upon the admission of a Substituted Limited Partner, the General

Partner shall amend EXHIBIT A to reflect the name, address, number of

Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.


          Section 11.5. ASSIGNEES

           If the General  Partner  does  not  consent  to the admission of any permitted transferee under Section 11.3 as a Substituted  Limited  Partner,  as described  in Section 11.4, such transferee shall be considered an Assignee for purposes of  this  Agreement.  An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive, distributions from the Partnership and the share of Profits,  Losses,  and  any  other  items  of  income, gain, loss,

deduction  and credit of the Partnership attributable to the Partnership  Units assigned to  such  transferee,  but  shall  not  be  deemed  to  be a holder of

Partnership Units for any other purpose under this Agreement, and  shall not be entitled to vote such Partnership Units in any matter presented to the  Limited

Partners  for  a  vote,  such  Partnership  Units continuing to be voted by the

Partner appearing in the records of the Partnership as owning the same.  In the event  any such
transferee desires to make a further  assignment  of  any  such

Partnership  Units,  such  transferee shall be subject to all the provisions of this Article 11 to the same  extent  and  in  the  same  manner  as any Limited

Partner desiring to make an assignment of Partnership Units.

          Section 11.6. GENERAL PROVISIONS

          A.  No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's

Partnership Units in accordance with this Article 11.


          B.  Any Limited Partner who shall transfer all of his Partnership

Units in a transfer permitted pursuant to this Article 11 shall cease to be a

Limited Partner upon the admission of all Assignees of such Partnership Units as Substituted Limited Partners.


          C.  Transfers pursuant to this Article 11 may only be made as of the first day of a month, unless the General Partner otherwise agrees.


          D.  Transfers pursuant to the Exchange Agreement may be made at any time as specified in the Exchange Agreement.


          E.  If any Partnership Unit is transferred or assigned in compliance with the provisions of this Article 11 on any day other than the first day of a

Partnership Year, then Profits, Losses, each item thereof and all other items attributable to such Partnership Unit for such Partnership Year shall be allocated to the transferor and the transferee by taking into account their varying interests during the Partnership Year in accordance with Section 6.3.B.


          F.  All distributions pursuant to Section 5.1 attributable to a transferred Partnership Interest (i) with respect to which the Partnership

Record Date is before the effective date of a transfer or assignment (other than a pledge, encumbrance, hypothecation or mortgage) of the Partnership

Interest will be made to the transferor Partner, (ii) with respect to the first

Partnership Record Date after the effective date of such transfer or assignment

(other than a pledge, encumbrance, hypothecation or mortgage) shall be paid to the transferor Partner and the transferee or assignee, ratably in accordance with
their respective periods of ownership of the Partnership Interest transferred during the period with respect to which such distribution is made,

and (iii) all distributions made in respect of a Record Date after the Record

Dates described in (i) and (ii) attributable to the Partnership Interest will be made to the transferee or assignee (other than in connection with a pledge,

encumbrance, hypothecation or mortgage).


                                  ARTICLE 12

                             ADMISSION OF PARTNERS

          Section 12.1. ADMISSION OF SUCCESSOR GENERAL PARTNER

           A  successor  to  all  of  the General Partner Interest by a  Person

designated  by the Partners under Section  13.1.B  shall  be  admitted  to  the

Partnership as  the  General  Partner,  effective,  as  the  case  may be, upon completion  of  the  Transaction  or  the  date the notice specified in Section

13.1.B is given as therein provided.  Any such  transferee  shall  carry on the business  of the Partnership without dissolution.  In each case, the  admission shall be subject  to  the successor General Partner executing and delivering to the Partnership an acceptance  of  all  of  the  terms  and  conditions of this

Agreement and such other documents or instruments as may be required  to effect the  admission.  In the case of such admission on any day other than the  first day of  a  Partnership  Year,  all  items  attributable  to the General Partner

Interest for such Partnership Year shall be allocated between  the transferring

Partner(s) and such successor as provided in Section 6.3.B.

          Section 12.2. ADMISSION OF ADDITIONAL LIMITED PARTNERS

          A.  After the admission to the Partnership of the initial Limited

Partners on the date hereof, a Person who makes a Capital Contribution to the

Partnership in accordance with Section 4.2 of this Agreement or who exercises an option to receive Partnership Units shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i)

evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 and 13.1 hereof and (ii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner in order to effect such Person's admission as an

Additional Limited Partner.


          B.  Notwithstanding anything to the contrary in this Section 12.2, no

Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General

Partner's sole and absolute discretion.  The admission of any Person as an

Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded in the books and records of the Partnership,

following the consent of the General Partner to such  admission.


          C.  If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Profits,

Losses, each item thereof and all other items allocable among Partners and

Assignees for such Partnership Year shall be allocated among such Additional

Limited Partner and all other Partners and Assignees in accordance with Section

6.3.B.


          Section 12.3. AMENDMENT OF AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP

           For  the  admission to the Partnership of any Partner,  the  General

Partner shall take all  steps  necessary and appropriate under the Act to amend the books and records of the Partnership  and, if necessary, to prepare as soon as practical an amendment of this Agreement  (including an amendment of EXHIBIT

A)  and,  if  required  by law, shall prepare and  file  an  amendment  to  the

Certificate and may for the  purposes  of amending the Certificate exercise the power of attorney granted pursuant to Section 2.4 hereof.

                                  ARTICLE 13

                   DISSOLUTION, LIQUIDATION AND TERMINATION

          Section 13.1. DISSOLUTION

           The  Partnership  shall  not  be   dissolved  by  the  admission  of

Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with  the terms of this Agreement.

Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve,

and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

          A.  the expiration of its term as provided in Section 2.5 hereof;


          B.  an event of withdrawal of the last remaining General Partner, as defined in the Act, unless within ninety (90) days following such event of withdrawal, the remaining Partners representing a majority of the Partnership

Units (other than those held by the General Partner) held by such remaining

Partners (the "Consenting Partners") (i) agree in writing to continue the

Partnership and designate a successor General Partner whose Partnership

Interest in the Partnership shall be derived, on an equitable basis, from the

Partnership Interests of all remaining Partners on terms to be determined by the Consenting Partners and (ii) provide written notice of such agreement and designation to all other Partners;


          C.  from and after the date of this Agreement through December 31,

2043, an election to dissolve the Partnership made by the General Partner,

unless any Limited Partner holding at least five percent (5%) of the

Partnership Units objects in writing to such dissolution within thirty (30)

days of receiving written notice of such election from the General Partner;


          D.  on or after January 1, 2044, an election to dissolve the

Partnership made by the General Partner with the Consent of the Limited

Partners;


          E.  entry of a decree of judicial dissolution of the Partnership pursuant to the provision of the Act; or


          F.  the sale of all or substantially all of the assets and properties of the Partnership.


           For purposes of Section 13.1.B, all Limited Partners  agree that the agreement by the Consenting Partners to continue the Partnership and  designate a  successor  General  Partner  shall constitute the agreement of all remaining

Partners "to continue the business  of  the  limited  partnership"  and "to the appointment  .  .  . of [an] additional general partner" within the meaning  of

<section> 10-801(3) of the Act, to the
same effect as if all remaining Partners

affirmatively consented  in  writing  to such continuation and designation.  In this  regard,  each  Limited  Partner  hereby  constitutes  and  appoints  such

designated  successor  General  Partner,  and   its   authorized  officers  and

attorneys-in-fact,  and each of those acting singly, in  each  case  with  full power of substitution,  as its true and lawful agent and attorney-in-fact, with full power and authority  in  its  name,  place and stead to execute, swear to,

seal, acknowledge, deliver, file and record  in  the appropriate public offices all certificates, documents and other instruments  that  such  successor  deems appropriate or necessary to evidence the affirmative consent in writing to such continuation and designation.

           The  foregoing power of attorney is irrevocable and coupled with  an interest, in recognition  of the fact that each of the Partners will be relying upon the power of the successor  General  Partner to act as contemplated above,

and it shall survive and not be affected by  the  subsequent  Incapacity of any

Limited  Partner  and  the  transfer  of  all  or  any portion of such  Limited

Partner's Partnership Units and shall extend to such  Limited  Partner's heirs,

successors, assigns and personal representatives.

          Section 13.2. WINDING UP

          A.  Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and

Partners.  No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs.  The General Partner or a Person designated by the General Partner or, in the event there is no remaining General Partner, any Person elected by holders of a majority of the outstanding Partnership Units held by Limited

Partners (excluding Units that may be held by the General Partner or any of its

Subsidiaries as a Limited Partner) (the General Partner or such other Person being referred to herein as the "Liquidator")  shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

               (1)   First,  to  the  payment  and  discharge  of  all  of  the

Partnership's debts and liabilities to creditors other than the Partners;

             (2) Second, to the payment and discharge of, and in proportion to,

all of the Partnership's debts and liabilities to the Partners; and

             (3) The balance,  if  any,  to the Partners in proportion to their positive Capital Account balances, after giving  effect  to  all contributions,

distributions, and allocations of Profits and Losses and other  items  for  all periods.

           The  General  Partner  shall not receive any additional compensation for any services performed pursuant to this Article 13.

          B.  Notwithstanding the provisions of Section 13.2.A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the

Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the

Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors)

and/or, with the consent of each Partner, distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section

13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation.  Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the

Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time.  The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

          Section 13.3.  NEGATIVE CAPITAL ACCOUNTS

          A.  Except as provided in the next sentence and Section 13.3.B, no

Partner shall be liable to the Partnership or to any other Partner for any deficit or negative balance which may exist in such Partner's Capital Account.

Upon liquidation of an Obligated Partner's interest in the Partnership pursuant to a liquidation of the Partnership or by means of a distribution to the

Obligated Partner by the Partnership, if any such Obligated Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions, allocations and adjustments to Capital Accounts for all periods), each such Obligated Partner shall contribute to the capital of the Partnership an amount equal to its respective deficit balance; such obligation to be satisfied by the end of the Partnership Year of liquidation

(or, if later, within ninety (90) days following the liquidation and dissolution of the Partnership).  Such contributions shall be used to make payments to creditors of the Partnership and such Obligated Partners (i) shall not be subrogated to the rights of any such creditor against the General

Partner, the Partnership, another Partner or any Person related thereto, and

(ii) hereby waive any right to reimbursement, contribution or similar right to which such Obligated Partners might otherwise be entitled as a result of the performance of its obligations under this Agreement.


          B.  Notwithstanding any other provision of this Agreement, an

Obligated Partner shall cease to be an Obligated Partner upon an exchange of all of such Obligated Partner's remaining Partnership Units for REIT Shares

(pursuant to the Exchange Agreement) six months after the date of such exchange unless at the time of, or during the six-month period following, such exchange,

there has been:


                (i) An entry of a decree or order for relief in respect of the

           Partnership by a court having jurisdiction over a substantial part of the Partnership's assets, or the appointment of a receiver,

           liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or ordering the winding up or liquidation of the

           Partnership's affairs, in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or


                (ii) The commencement against the Partnership of an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy,

           insolvency or other similar law; or


                (iii) The commencement by the Partnership of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted,

           or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver,

           liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the failure of the Partnership generally to pay its debts as such debts become due or the taking of any action in furtherance of any of the foregoing; or


                (iv) A failure by the Partnership to maintain a ratio of Total

           Liabilities to Market Value of Total Equity of less than 400%; or


                (v) A failure by the Partnership to maintain a ratio of EBITDA to Debt Service of greater than 110%.


           Following the passage of  the  six-month  period  described  in this

Section 13.3.B, an Obligated Partner shall cease to be an Obligated Partner  at the first time, if any, that all of the conditions set forth in (i) through (v)

above are no longer in existence.

          Section 13.4. ACCOUNTING

           In  the  event of the dissolution, liquidation and winding up of the

Partnership, a proper  accounting  (which  shall be certified) shall be made of the  Capital  Account  of each Partner and of the

Profits or Losses of the Partnership from the date of the last previous accounting to the date of dissolution.  Financial statements presenting such accounting shall include a report of a certified public accountant selected by the Liquidator.

          Section 13.5. DEEMED DISTRIBUTION AND RECONTRIBUTION

           Notwithstanding any other provision of this Article 13, in the event

the   Partnership   is   liquidated   within   the   meaning   of   Regulations

<section>  1.704-1(b)(2)(ii)(g)  but  no  Liquidating  Event  has occurred, the

Partnership's  property shall not be liquidated, the Partnership's  liabilities shall not be paid  or  discharged,  and  the Partnership's affairs shall not be

wound  up.   Instead,  for federal income tax  purposes  and  for  purposes  of

maintaining  Capital  Accounts,   the  Partnership  shall  be  deemed  to  have

distributed the property in kind to  the  General Partner and Limited Partners,

who shall be deemed to have assumed and taken  such  property  subject  to  all

Partnership  liabilities,  all  in  accordance  with  their  respective Capital

Accounts.   Immediately  thereafter,  the General Partner and Limited  Partners shall be deemed to have recontributed the  Partnership  property in kind to the

Partnership,  which  shall  be deemed to have assumed and taken  such  property subject to all such liabilities.

          Section 13.6. RIGHTS OF PARTNERS

           Except as otherwise  provided  in this Agreement, each Partner shall look solely to the assets of the Partnership  for  the  return  of  his Capital

Contributions  and  shall  have no right or power to demand or receive property

other than cash from the Partnership.   Except  as  otherwise  provided in this

Agreement,  no  Partner shall have priority over any other Partner  as  to  the return of his Capital Contributions, distributions, or allocations.

          Section 13.7. NOTICE OF DISSOLUTION

           In the  event  a  Liquidating  Event  occurs or an event occurs that would, but for an election or objection by one or  more  Partners  pursuant  to

Section  13.1,  result in a dissolution of the Partnership, the General Partner shall, within 15 days thereafter, provide written notice thereof to each of the

Partners.

           Section 13.8.  Termination of Partnership and Cancellation
                      OF CERTIFICATE OF LIMITED PARTNERSHIP

           Upon the  completion  of  the liquidation of the Partnership and the distribution of all cash and property  as  provided in Section 13.2 hereof, the

Partnership shall be terminated, a certificate  of cancellation shall be filed,

and all qualifications of the Partnership as a foreign  limited  partnership in any jurisdiction other than the State of Maryland shall be cancelled  and  such other actions as may be necessary to terminate the Partnership shall be taken.

          Section 13.9. AGREEMENT TO REMAIN IN EFFECT

           The  provisions of this Agreement shall remain in effect between the

Partners during the period of liquidation.

          Section 13.10. WAIVER OF PARTITION

           Each Partner hereby waives any right to partition of the Partnership property.

                                  ARTICLE 14

                 AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

          Section 14.1. AMENDMENTS

          A.  Amendments to this Agreement may be proposed by the General

Partner or by Limited Partners holding at least twenty-five percent (25%) or more of the Partnership Units held by Limited Partners (excluding Partnership

Units that may be held by the General Partner or any of its Subsidiaries as a

Limited Partner). Following such proposal, the General Partner shall submit any proposed amendment to all of the Limited Partners.  The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate.  For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than five

(5) Business Days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal.  Except as provided in Section 14.1.B, 14.1.C and

14.1.D, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the

General Partner and it receives the Consent of

Partners holding a majority of the Partnership Units held by Limited Partners

(excluding Partnership Units that may be held by the General Partner or any of its Subsidiaries as a Limited Partner).


          B.  Notwithstanding Section 14.1.A, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:


          (1) to add to the obligations of the General Partner or surrender any right or power  granted  to  the  General  Partner or any Affiliate of the

     General Partner for the benefit of the Limited Partners;


           (2)  to  reflect  the  admission,  substitution,   termination,   or

     withdrawal of Partners in accordance with this Agreement;


          (3) to reflect a change that is of an inconsequential nature and does not  adversely  affect  the  Limited  Partners,  or to cure any ambiguity,

     correct  or  supplement any provision in this Agreement  not  inconsistent with law or with  other  provisions, or make other changes with respect to matters arising under this  Agreement  that  will not be inconsistent with law or with the provisions of this Agreement; and


          (4) to satisfy any requirements, conditions,  or guidelines contained in any order, directive, opinion, ruling, or regulation  of  a  federal or state agency or contained in federal or state law.


The General Partner shall provide 10 Business Days' prior written notice to the

Limited Partners of any action to be taken under this Section 14.1.B.

          C.  Notwithstanding Sections 14.1.A, 14.1.B and 14.1.D hereof, this

Agreement shall not be amended without the consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner interest, (ii) modify the limited liability
of a Limited Partner in a manner adverse to such Limited Partner,

(iii) amend any of Articles 5 and 6, and Sections 7.3, 11.3, 11.4, 13.1 and

13.2 or (iv) amend this Section 14.1.C.  Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 7.3 without the consent specified in that section.


          D.  Notwithstanding Sections 14.1.A, 14.1.B and 14.1.C hereof, the

General Partner shall have the power, without the consent of the Limited

Partners (whether or not Obligated Partners), to amend EXHIBIT B hereto for the purpose of adding, substituting or removing an Obligated Partner or adjusting the Restoration Amount with respect to any Obligated Partner; provided,

however, EXHIBIT B shall not be amended without the prior written consent of the Obligated Partner(s) being adversely affected thereby.  Notwithstanding the foregoing sentence, in connection with any liquidating distribution made by an

Entity Obligated Partner to an interest holder who is being allocated a portion of such Entity Obligated Partner's Restoration Amount, the General Partner

shall also have the power, without the consent of the Limited Partners (whether or not Obligated Partners), to amend EXHIBIT B hereto for the purpose of (i)

adding such distributee as an additional Obligated Partner with a Restoration

Amount equal to such distributee's allocable share of such Entity Obligated

Partner's Restoration Amount and (ii) making a corresponding reduction in the

Restoration Amount of such Entity Obligated Partner.


          Section 14.2. MEETINGS OF THE PARTNERS

          A.  Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by

Limited Partners holding at least five percent (5%) or more of the Partnership

Units held by Limited Partners (excluding Partnership Units that may be held by the General Partner or any of its Subsidiaries as a Limited Partner). The call shall state the nature of the business to be transacted.  Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting.  Partners may vote in person or by proxy at such meeting.  Whenever the vote or consent of Partners is permitted or required
under this Agreement, such vote or consent may be

given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.1 hereof.


          B.  Any action required or permitted to be taken at a meeting of the

Partners may be taken without a meeting if a written consent is executed on or before the effective date thereof that sets forth the action to be taken and is signed by the requisite Partners.  Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of

Partners at a meeting.  Such consent shall be filed with the General Partner and a copy provided to each Limited Partner promptly thereafter.  An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.


          C.  Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting.  Every proxy must be signed by the Limited Partner or his attorney-in-fact.  No proxy shall be valid after the expiration of one year from the date thereof unless otherwise provided in the proxy.  Unless otherwise indicated in the proxy, every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the

Limited Partner executing such proxy.


          D.  Each meeting of Partners shall be conducted by the General

Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other

Person deems appropriate.  Without limitation, meetings of Partners may be conducted in the same manner as meetings of the stockholders of the General

Partner and may be held at the same time, as a part of, meeting of the stockholders of the General Partner.

                                  ARTICLE 15

                              GENERAL PROVISIONS

          Section 15.1. ADDRESSES AND NOTICE

           Any  notice, demand, request or report required or permitted  to  be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed  given  or  made  when  delivered  in  person  or three (3)

Business  Days  after being deposited in the United States mail, registered  or certified, postage  prepaid,  and properly addressed to the Partner or Assignee at the address set forth in EXHIBIT  A  or  such  other  address  of  which the

Partner or Assignee shall notify the General Partner in writing.

          Section 15.2. TITLES AND CAPTIONS

           All article or section titles or captions in this Agreement  are for

convenience  only.   They shall not be deemed part of this Agreement and in  no way define, limit, extend  or  describe  the  scope or intent of any provisions hereof.  Except as specifically provided otherwise,  references  to  "Articles"

and "Sections" are to Articles and Sections of this Agreement.

          Section 15.3. PRONOUNS AND PLURALS

           Whenever the context may require, any pronoun used in this Agreement shall  include  the corresponding masculine, feminine or neuter forms, and  the singular form of  nouns,  pronouns  and verbs shall include the plural and vice versa.

          Section 15.4. FURTHER ACTION

           The parties shall execute  and  deliver  all  documents  and take or refrain from taking action as may be reasonable and necessary or appropriate to achieve the purposes of the Agreement.

          Section 15.5. BINDING EFFECT

           This Agreement shall be binding upon and inure to the benefit of the parties  hereto  and their heirs, executors, administrators, successors,  legal representatives and permitted assigns.

          Section 15.6. WAIVER

           No failure by any party to insist upon the strict performance of any covenant, duty, agreement  or  condition  of  this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

          Section 15.7. COUNTERPARTS

           This  Agreement  may  be  executed  in counterparts,  all  of  which together shall constitute one agreement binding  on  all  the  parties  hereto,

notwithstanding  that  all such parties are not signatories to the original  or the  same  counterpart.  Each  party  shall  become  bound  by  this  Agreement immediately upon affixing its signature hereto.

          Section 15.8. APPLICABLE LAW

           This  Agreement  shall  be construed and enforced in accordance with and  governed by the laws of the State  of  Maryland,  without  regard  to  the principles of conflicts of law.

          Section 15.9. INVALIDITY OF PROVISIONS

           If any provision of this Agreement is or becomes invalid, illegal or unenforceable  in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

          Section 15.10. ENTIRE AGREEMENT

           This  Agreement  and all documents and agreements referred to herein and therein contain the entire  understanding  and agreement among the Partners with respect to the subject matter hereof and supersedes  the  Prior Agreements and  any  other prior written or oral understandings or agreements  among  them with respect thereto.

           IN  WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first written above.




                                 GENERAL PARTNER:

                                 JP Realty, Inc.



                                 By: /s/ G. REX FRAZIER
                                    -------------------
                                      G. Rex Frazier
                                      President


                                 LIMITED PARTNERS:

                                 The Persons whose names are set forth on EXHIBIT A as Limited Partners as attached hereto.

                                 By: JP Realty, Inc., as Attorney-in-Fact



                                 By: /s/ G. REX FRAZIER
                                    ---------------------
                                      G. Rex Frazier
                                      President

                                   EXHIBIT A

                      PARTNERS AND PARTNERSHIP INTERESTS

                 Name of Partner                        Partnership               Percentage
                                                           Units                   Interest
                                                       -------------------    ---------------------
GENERAL PARTNER
JP Realty, Inc.
35 Century Park-Way
Salt Lake City, Utah 84115                                      17,640,747                 82.74871%
LIMITED PARTNERS
Boise Mall Investment Company, Ltd.                                824,411                  3.86712%
Brown, Mike                                                            125                  0.00059%
Bybee, Terry                                                           320                  0.00150%
Cache Valley Mall Partnership, Ltd.                                328,813                  1.54239%
Chandler, Harry                                                        100                  0.00047%
Clauson, Pat                                                           100                  0.00047%
Cloward, Burke                                                      35,460                  0.16633%
Cordano, Alan                                                          765                  0.00359%
Cordano, James                                                       1,531                  0.00718%
Curtis, Greg                                                            24                  0.00011%
Curtis, Vardell                                                        125                  0.00059%
East Ridge Partnership                                                 100                  0.00047%
Enslow, Mike                                                           320                  0.00150%
Fairfax Holding, LLC                                               786,226                  3.68801%
Frank, Alan                                                          5,486                  0.02573%
Frazier, G. Rex                                                      3,680                  0.01726%
Frei, Michael                                                        6,817                  0.03198%
Gillette, Jerry                                                        100                  0.00047%
Hall Investment Company                                             10,204                  0.04786%
Hansen, Kenneth                                                      5,102                  0.02393%
JCP Realty, Inc.                                                   350,460                  1.64393%
KFC Advertising                                                      5,487                  0.02574%
Kelley, Chad                                                           125                  0.00059%
Kelley, Paul                                                            25                  0.00012%
King American Hospital, Ltd.                                        63,424                  0.29751%
King Provo, Ltd.                                                    64,872                  0.30430%
King, Warren P.                                                      6,244                  0.02929%
Mendenhall, Paul K.                                                    214                  0.00100%
Mulkey, Tom                                                            100                  0.00047%
North Plains Development Company, Ltd.                              19,033                  0.08928%
North Plains Land Company, Ltd.                                      1,758                  0.00825%
Olson, Carl                                                          1,894                  0.00888%
Orton, Byron                                                           125                  0.00059%
Peterson, Martin G.                                                    692                  0.00325%
Pine Ridge Development Company, Ltd.                                77,641                  0.36420%
Pine Ridge Land Company, Ltd.                                        5,176                  0.02428%
Price, John                                                            200                  0.00094%
Price, Steven                                                          350                  0.00164%

       EX. A-1

Price 800 Company, Ltd.                                            156,615                  0.73465%
Price Commerce, Ltd.                                                63,423                  0.29750%
Price East Bay, Ltd.                                                37,157                  0.17430%
Price Eugene Bailey Company, Ltd.                                   17,497                  0.08207%
Price Fremont Company, Ltd.                                        166,315                  0.78015%
Price Glendale Company, Ltd.                                         3,935                  0.01846%
Price Orem Investment Company, Ltd.                                 66,747                  0.31309%
Price Plaza 800 Company, Ltd.                                       12,199                  0.05722%
Price Riverside Company, Ltd.                                       10,983                  0.05152%
Price Rock Springs Company, Ltd.                                    11,100                  0.05207%
Price Taywin Company, Ltd.                                         106,381                  0.49901%
Priet, Nettie                                                          100                  0.00047%
Red Cliff Mall Investment Company                                  167,379                  0.78514%
RMC Mall Corp.                                                      41,518                  0.19475%
Roebbelen Engineering                                               72,000                  0.33774%
Souvall, Sam                                                        23,371                  0.10963%
Taycor Ltd.                                                         35,462                  0.16634%
Tech Park II Company, Ltd.                                           4,929                  0.02312%
Timothy, Jodi                                                          150                  0.00070%
Vise, Phil                                                             160                  0.00075%
Watcott, Keith                                                      35,460                  0.16633%
Watkins, Gary                                                        5,102                  0.02393%
Wilcher, Abe                                                         5,306                  0.02489%
Wilcher, Lena                                                       10,000                  0.04691%
YSP                                                                 16,787                  0.07874%
                                                       -------------------    ---------------------
                                                                21,318,452                100.00000%
                                                       ===================    =====================

                                 EX. A-2

                              EXHIBIT B


OBLIGATED PARTNER                                     Restoration Amount
-----------------------------                         ----------------------

                                 EX. B-1


       Ex. B-1



                                SCHEDULE A

              TERMS OF 8-3/4% SERIES A CUMULATIVE REDEEMABLE
                              PREFERRED UNITS

           SECTION 1. DEFINITIONS. Capitalized terms that are used herein shall have the same meanings as set forth in the attached First Amended and Restated Agreement of Limited Partnership of Price Development Company, Limited Partnership (the "PARTNERSHIP AGREEMENT") or as otherwise set forth below:

(a) "AFFILIATE" means, as to any Person, any entity which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

(b) "CHARTER" means the Articles of Amendment and Restatement of the Company, dated as of November 19, 1993, as originally filed as an
   Articles of Incorporation with the Maryland State Department of Assessments and Taxation (the "DEPARTMENT") on September 8, 1993, as amended by a Certificate of Correction on October 22, 1993, as thereafter amended on October 27, 1993 and by those certain Articles Supplementary filed with the Department on April 23, 1999, and as further amended and restated from time to time.

(c) "LIQUIDATION PREFERENCE" means, with respect to the Series A Preferred Units, the sum, payable in U.S. dollars, of (i) $25.00 per Series A Preferred Unit, plus (ii) the amount of any accumulated and unpaid Priority Return (as hereinafter defined) with respect to such unit, whether or not declared, to the date of payment.

(d) "PARITY PREFERRED UNITS" means any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding and expressly designated by the Partnership to rank on a parity with the Series A Preferred Units (as hereinafter defined) with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership.

(e) "PRIORITY RETURN" means an amount, payable in U.S. dollars, equal to 8-3/4% per annum of the Liquidation Preference per Series A Preferred Unit, commencing on the date of issuance of such Series A Preferred Unit, determined on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed on any Series A Preferred Unit Distribution Payment Date.

(f) "PTP" means a "publicly  traded  partnership"  within  the  meaning  of
   Section 7704 of the Code.

(g) "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, joint venture or other entity of which a majority of (i) voting power of the voting securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such person.

           SECTION 2. DESIGNATION AND NUMBER. Pursuant to Section 4.2 of the Partnership Agreement, a series of Partnership Units in the Partnership designated as the "8-3/4% Series A Cumulative Redeemable Preferred Units" (the "SERIES A PREFERRED UNITS") is hereby established. The number of Series A Preferred Units shall be 510,000.

           SECTION 3. DISTRIBUTIONS. (a) PAYMENT OF DISTRIBUTIONS. Subject to the rights of holders of Parity Preferred Units as to the payment of distributions, pursuant to other Partnership Unit Designations executed under Section 4.2 of the Partnership Agreement, holders of Series A Preferred Units shall be entitled to receive the Priority Return when, as and if declared by the Partnership acting

       SCH. A-1

through the General Partner. Such distributions shall be cumulative, shall accrue from the original date of issuance of the Series A Preferred Units and will be payable(i) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar year quarters) in arrears, on March 31, June 30, September 30, and December 31 of each year commencing on June 30, 1999 and,
(ii)in the event of a redemption of Series A Preferred Units on the redemption date (each a "SERIES A PREFERRED UNIT DISTRIBUTION PAYMENT DATE"). If any Series A Preferred Unit Distribution Payment Date is not a Business Day (as hereinafter defined), then payment of the distribution to be made on such date will be made on the Business Day immediately preceding such date with the same force and effect as if made on such date. Distributions on the Series A Preferred Units will be made to the holders of record of the Series A Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall in no event exceed 15 Business Days prior to the relevant Series A Preferred Unit Distribution Payment Date (the "SERIES A PREFERRED UNIT PARTNERSHIP RECORD DATE").

The term "BUSINESS DAY" means each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

(b) PROHIBITION ON DISTRIBUTION. No distributions on Series A Preferred Units shall be authorized by the General Partner or paid or set apart for payment by the Partnership at any such time as the terms and provisions of any agreement of the Partnership or the General Partner, including any agreement relating to indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent that such authorization or payment shall be restricted or prohibited by law.

(c) DISTRIBUTIONS CUMULATIVE. Distributions on the Series A Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series A Preferred Units will accumulate as of the Series A Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series A Preferred Unit Distribution Payment Date to holders of record of the Series A Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall not be more than 15 Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

(d) PRIORITY AS TO DISTRIBUTIONS. (i) So long as any Series A Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest ranking junior as to the payment of distributions or rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership to the Series A Preferred Units (collectively, "JUNIOR UNITS"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series A Preferred Units, any Parity Preferred Units or any Junior Units, unless, in each case, all distributions accumulated on all Series A Preferred Units and all classes and series of outstanding Parity Preferred Units have been paid in full. The foregoing sentence shall not prohibit (x) distributions payable solely in Junior Units, (y) the conversion of Junior Units or Parity Preferred Units into Partnership Interests corresponding to any Series A Preferred Units, or (z) the redemption of Partnership Interests corresponding to any Series A Preferred Stock, Parity Preferred Stock or Junior Stock to be purchased by the General Partner pursuant to Article NINTH of the Charter)to

       SCH. A-2

   preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article NINTH of the Charter.

(ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series A Preferred Units, all distributions authorized and declared on the Series A Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared so that the amount of distributions authorized and declared per Series A Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

(e) NO FURTHER RIGHTS. Holders of Series A Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

           SECTION 4. LIQUIDATION PROCEEDS. (a) Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, each holder of Series A Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of Junior Units, an amount equal to such holder's Liquidation Preference; provided, however, that in no event shall such amount exceed such holder's Capital Account balance on the date of distribution. If, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series A Preferred Units and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series A Preferred Units and such Parity Preferred Units shall be made so that the payments on the Series A Preferred Units and such Parity Preferred Unit shall in all cases bear to each other the same ratio that the respective rights of the Series A Preferred Units and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other.

(b) NOTICE. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by
   (i) fax and (ii) by first class mail, postage pre-paid, not less than 30 and not more than 60 days prior to the payment date stated therein, to each record holder of the Series A Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

(c) NO FURTHER RIGHTS. After payment of the full amount of the Liquidation Preference to which they are entitled, the holders of Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

(d) CONSOLIDATION, MERGER OR CERTAIN OTHER TRANSACTIONS. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any

       SCH. A-3

   corporation, trust or
   other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

           SECTION 5. OPTIONAL REDEMPTION. (a) RIGHT OF OPTIONAL REDEMPTION. The Series A Preferred Units may not be redeemed prior to April 23, 2004. On or after such date, the Partnership shall have the right to redeem the Series A Preferred Units, in whole (but, not in part), at any time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Liquidation Preference (the "SERIES A REDEMPTION PRICE").

(b) LIMITATION ON REDEMPTION. (i) The Series A Redemption Price (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as additional capital contribution, or out of the sale of limited partnership interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Charter of the General Partner), shares, participation or other ownership interest (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

(ii) The Partnership may not redeem fewer than all of the outstanding Series A Preferred Units unless all accumulated and unpaid distributions have been paid on all Series A Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

(c) PROCEDURES FOR REDEMPTION. (i) Notice of redemption will be (A) faxed, and (B) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series A Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (1) the redemption date, (2) the Series A Redemption Price, (3) the aggregate number of Series A Preferred Units to be redeemed, (4) the place or places where such Series A Preferred Units are to be surrendered for payment of the Series A Redemption Price, (5) that distributions on the Series A Preferred Units to be redeemed will cease to accumulate on such redemption date and (6) that payment of the Series A Redemption Price will be made upon presentation and surrender of such Series A Preferred Units.

(ii) If the Partnership gives a notice of redemption in respect of Series A Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series A Preferred Units being redeemed funds sufficient to pay the applicable Series A Redemption Price and will give irrevocable instructions and authority to pay such Series A Redemption Price to the holders of the Series A Preferred Units upon surrender of the Series A Preferred Units by such holders at the place designated in the notice of redemption. On and after the date of redemption, distributions will cease to accumulate on the Series A Preferred Units called for redemption, unless the
   Partnership defaults in the payment thereof. If any date fixed for redemption of Series A Preferred Units is not a Business Day, then payment of the Series A Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series A Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series A Preferred Units

       SCH. A-4

   will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series A Redemption Price.

           SECTION 6. VOTING RIGHTS. (a) GENERAL. Holders of the Series A Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth in Section 14.2 of the Partnership Agreement and in this SECTION 6.

(b) CERTAIN VOTING RIGHTS. So long as any Series A Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series A Preferred Units outstanding at the time: (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series A Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests; (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an Affiliate of the Partnership, other than the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not Affiliates of the Partnership; or (iii) either (A) exchange shares with, consolidate with, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Partnership Agreement, whether by merger, consolidation or otherwise, that would adversely affect the powers, special rights, preferences, privileges or voting power of the Series A Preferred Units or the holders thereof; PROVIDED, HOWEVER, that with respect to the occurrence of a share exchange, merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (1) the Partnership is the surviving entity and the Series A Preferred Units remain outstanding with the terms thereof unchanged, or (2) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series A Preferred Units for other interests in such entity having substantially the same terms and rights are the Series A Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to adversely affect such rights, privileges or voting powers of the holders of the Series A Preferred Units; and PROVIDED FURTHER that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (y) junior to the Series A Preferred Units with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up, or
   (z) on a parity to the Series A Preferred Units with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up, to the extent such Partnership Interest are not issued to an affiliate of the Partnership, other than the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not Affiliates of the Partnership, such issuance shall not be deemed to materially and adversely affect such rights, preferences privileges or voting powers. In the event of any conflict between the provisions of Section 14.2 of the Partnership Agreement and the provisions of this
   SECTION 6, the provisions of this SECTION 6 shall control.

           SECTION 7. TRANSFER RESTRICTIONS. The Series A Preferred Units shall be subject to all of the provisions of Article 11 of the Partnership Agreement. Article 11 is hereby amended by adding a new Section 11.7 to the end of Article 11 as follows:

       SCH. A-5

"11.7 Notwithstanding anything to the contrary contained in Article 11 hereof, (i) a transfer of all or any portion of the Series A Preferred Units shall not require the consent of the General Partner; (ii) the transferee of such transfer shall be admitted to the Partnership as a Limited Partner on the closing date of such transfer; (iii) the Partnership and the General Partner shall treat such transferee as the absolute owner of the interest transferred in all respects; and (iv) the General Partner shall not have the right to require any transferor or transferee of such Series A Preferred Units to have such Series A Preferred Units redeemed; provided, that the foregoing shall not apply to (x) a transfer in violation of Section 11.3C. hereof, (y) a transfer that would create a risk that the Partnership would fail to qualify for the private placement or lack of actual trading safe harbor of Notice 88-75 or Treasury Regulation
<section>1.7704-1 and (z) a transfer to any Person that is a competitor (as reasonably determined by the General Partner) of the General Partner.

           SECTION 8. EXCHANGE RIGHTS. (a) RIGHT TO EXCHANGE. (i) Subject to all cases to the ownership limitations set forth in the Charter, Series A Preferred Units will be exchangeable in whole (but not in part) at any time on or after the tenth (10{th}) anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 8-3/4% Series A Cumulative Redeemable Preferred Stock of the General Partner (the "SERIES A PREFERRED STOCK") at an exchange rate of one share of Series A Preferred Stock for one Series A Preferred Unit, subject to adjustment as described below (the "SERIES A EXCHANGE PRICE"), provided that the Series A Preferred Units will become exchangeable at any time, in whole (but not in part), at the option of the holders of Series A Preferred Units for Series A Preferred Stock if (x) at any time full distributions shall not have been timely made on any Series A Preferred Unit with respect to six prior quarterly distribution periods, whether or not consecutive; provided, however, that a distribution in respect of Series A Preferred Units shall be considered timely made if made within two Business Days after the applicable Series A Preferred Units Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made, (y) upon receipt by a holder or holders of Series A Preferred Units of (1) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (2) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series A Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP, or (z) the holders of the Series A Preferred Units determine and the General Partner confirms that such holders hold or will hold 20% or more of the profits and capital interests of the Partnership and (ii) if such notice and opinion than 20% of the profits and capital interests of the Partnership; PROVIDED, that (i) in the case of clause (z), the Series A Preferred Units will be exchangeable only to the extent necessary to reduce the holdings of the holders of the Series A Preferred Units to less than 20% of the profits and capital interests of the Partnership and (ii) if such notice and opinion described in clauses (1) and (2) refers to a defined event, the Series A Preferred Units will become exchangeable only after the defined event occurs; PROVIDED FURTHER, that in the event any such exchange would result from application of clause (y)(2) above, no exchange will be available to the holders of Series A Preferred Units if, within 15 Business Days of the date of delivery of the opinion referred to in clause (y)(2) above, the General Partner delivers to such holders an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to the General Partner, that upon the occurrence of such defined event the Partnership will not or likely will not become a PTP. In addition to and not in limitation of the foregoing, but subject to the ownership limitations in the Charter, the Series A Preferred Units may be exchanged for Series A Preferred Stock, in whole (but not in party), at the option of any holder prior to the tenth (10th) anniversary of the issuance date and after the third anniversary thereof if such holder of Series A Preferred Units shall deliver to the General Partner either (i) a private letter ruling addressed to such holder of Series A Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an

       SCH. A-6

exchange of the Series A Preferred Units at such earlier time would not cause the Series A Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series A Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date.

(ii) Notwithstanding anything to the contrary set forth in SECTION 8(A)(I), if an Exchange Notice (as hereinafter defined) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all (but not a portion) of the outstanding Series A Preferred Units for cash in an amount equal to the Liquidation Preference per Series A Preferred Unit. The General Partner may exercise its option to redeem the Series A Preferred Units for cash pursuant to this SECTION 8(A)(II) by giving each holder of record of Series A Preferred Units notice of its election to redeem for cash, within 15 Business Days after receipt of the Exchange Notice, by (m) fax, and (n) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (A) the redemption date, which shall be no later than 60 days following the receipt of the Exchange Notice, (B) the redemption price, (C) the place or places where the Series A Preferred Units are to be surrendered for payment of the redemption price, (D) that distributions on the Series A Preferred Units will cease to accrue on such redemption date, (E) that payment of the redemption price will be made upon presentation and surrender of the Series A Preferred Units and (F) the aggregate number of Series A Preferred Units to be redeemed.

(iii) If an exchange of all or a portion of Series A Preferred Units pursuant to SECTION 8(A)(I) would violate the provisions on ownership limitation of the General Partner set forth in Article NINTH of the Charter of the General Partner with respect to the Series A Preferred Stock, the General Partner shall give written notice thereof to each holder of record of Series A Preferred Units, within 15 Business Days following receipt of the Exchange Notice, by (m) fax, and (n) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series A Preferred Units shall be entitled to exchange, pursuant to the provisions on the ownership limitation of the General Partner set forth in such Article NINTH of the Charter of the General Partner and any Series A Preferred Units not so exchanged (the "EXCESS UNITS") shall be redeemed by the Partnership for cash in an amount equal to the Liquidation Preference. The written notice of the General Partner shall state (A) the number of Excess Units held by such holder, (B) the redemption price of the Excess Units, (C) the date on which such Excess Units shall be redeemed, which date shall be no later than 60 days following the receipt of the Exchange Notice, (D) the place or places where such Excess Units are to be surrendered for payment of the Redemption Price, (E) that distributions on the Excess Units will cease to accrue on such redemption date, and (F) that payment of the redemption price will be made upon presentation and surrender of such Excess Units. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (1) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the General Partner (without regard to the limits described above) will not cause any individual to own in excess of 5.0% of the stock of the General Partner; and (2) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of Units of the Partnership and its affiliates.

(iv) The redemption of Series A Preferred Units described in SECTION 8(A)(II) and (III) shall be subject to the provisions of SECTION 5; provided, however, that the term "redemption price" in such Section shall be read to mean the Liquidation Preference pre Series A Preferred Unit being redeemed.

(b) PROCEDURE FOR EXCHANGE. (i) Any exchange shall be exercised pursuant to a notice of exchange (the "EXCHANGE NOTICE") delivered to the General Partner by the holder who is exercising such exchange right, by (a) fax and (b) by certified mail postage prepaid. The exchange of Series A Preferred Units,

       SCH. A-7

   or a specified portion thereof, may be effected after the fifth Business Day following receipt by the General Partner of the Exchange Notice by delivering certificates, if any, representing such Series A Preferred Units to be exchanged together with, if applicable, written notice of exchange and proper assignment of such Series A Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is located at 35 Century Park-Way, Salt Lake City, Utah 84115. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series A Preferred Units to be exchange (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Exchange Price shall have been paid. Any Series A Preferred Stock issued pursuant to this SECTION 8 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Charter, the ByLaws of the General Partner, the Securities Act of 1933, as amended, and relevant state securities or blue sky laws.

(ii) In the event of an exchange of Series A Preferred Units for shares of Series A Preferred Stock, an amount equal to the accrued and unpaid Priority Return, whether or not declared, to the date of exchange on any Series A Preferred Units tendered for exchange shall (a) accrue on the shares of the Series A Preferred Stock for which such Series A Preferred Units are exchanged, and (b) continue to accrue on such Series A Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series A Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series A Preferred Unit that was validly exchanged into Series A Preferred Stock pursuant to this section (other than the General Partner now holding such Series A Preferred Unit), receive a distribution from the Partnership. if such holder, after the exchange, is entitled to receive a distribution from the General Partner with respect to the share of Series A Preferred Stock for which such Series A Preferred Unit was exchanged or redeemed.

(iii) Fractional shares of Series A Preferred Stock are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series A Preferred Stock on the date prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

(c) ADJUSTMENT OF EXCHANGE PRICE. (i) The Exchange Price is subject to adjustment upon certain events, including subdivisions, combinations and reclassification of the Series A Preferred Stock.

(ii) In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series A Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series A Preferred Unit will thereafter be exchangeable into the kind of and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of Series A Preferred Stock or fraction thereof into which one Series A Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

           SECTION 9. NO CONVERSION RIGHTS. Except as set forth in SECTION 8, the holders of the Series A Preferred Units shall not have any rights to convert such units into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

       SCH. A-8

           SECTION  10.  NO  SINKING   FUND.   No  sinking  fund  shall  be
established for the retirement or redemption of Series A Preferred Units.

           SECTION 11. EXHIBIT A TO PARTNERSHIP AGREEMENT. In order to duly reflect the issuance of the Series A Preferred Units provided for herein, the Partnership Agreement is hereby further amended pursuant to
Section 14.1.B. thereof by deleting Exhibit A thereto and replacing Exhibit A attached hereto therefor.

       SCH. A-9